As filed with Securities and Exchange Commission on April 30,
1997

                                      Registration No. 33-94858


                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                POST-EFFECTIVE AMENDMENT NO. 2 TO
                             FORM S-6
                      REGISTRATION STATEMENT
                              UNDER
                    THE SECURITIES ACT OF 1933


                      CARILLON LIFE ACCOUNT
                      (Exact Name of Trust)

             THE UNION CENTRAL LIFE INSURANCE COMPANY
                       (Name of Depositor)

                        1876 Waycross Road
                          P.O. Box 40888
                     Cincinnati, Ohio  45240
       (Address of depositor's principal executive offices)

JOHN F. LABMEIER, ESQ.
The Union Central Life Insurance Company
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240

Copies to:
STEPHEN E.ROTH, ESQ.
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Ave.,N.W.
Washington, D.C. 20004-2404

(Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box)
[   ]   Immediately upon filing pursuant to paragraph (b)
[ X ]   on May 1, 1997 pursuant to paragraph (b)
[   ]   60 days after filing pursuant to paragraph (a)(1)
[   ]   on (date) pursuant to paragraph (a)(1) of rule 485
[   ]   this post effective amendment designates a new
        effective date for a previously filed post-effective
        amendment
                         ________________

   Flexible Premium Variable Universal Life Insurance Policies Pursuant to Rule 24f-2 under the Investment Company Act of
1940, the registrant has registered an indefinite amount of securities under the Securities Act of 1933. A Rule 24f-2 Notice for the for Registrant's 1996 fiscal year was filed on February 26, 1997.

                      CARILLON LIFE ACCOUNT

                Registration Statement on Form S-6

               Reconciliation and Tie Between Items
                In Form N-8B-2 and the Prospectus

Form N-8B-2
Item No.            Caption in Prospectus

1              Cover Page
2              Cover Page
3              Inapplicable
4              Sale of the Policies
5              Information about Union Central
6              Carillon Life Account
9              Inapplicable
10(a)          Other Policy Benefits and Provisions
10(b)          Summary and Diagram of the Policy
10(c),(d),(e)  Death Benefit Options; Cash Value; Summary and
               Diagram of the Policy; Other Policy Benefits and
               Provisions; Surrendering the Policy for Cash
               Surrender Value; Partial Cash Surrenders; Loans;
               Transfer Privilege; Premiums; Supplemental and/or
               Rider Benefits
10(f),(g),(h)  Voting Rights; Other Policy Benefits and
               Provisions
10(i)          Other Policy Benefits and Provisions; Death
               Benefit Options; Carillon Life Account;
               Supplemental and/or Rider Benefits
11             Carillon Life Account
12             Carillon Life Account; The Portfolios; Sale of the
               Policies
13             Charges and Deductions; Sale of the Policies; The
               Portfolios
14             Premiums; Charges and Deductions; Sale of the
               Policies
15             Premiums
16             Carillon Life Account; The Portfolios
17             Captions referenced under Items 10(c), (d), (e)
               and (i) above
18             Carillon Life Account; Cash Value
19             Reports to Policy Owners; Sale of the Policies
20             Captions referenced under Items 6 and 10(g) above
21             Loans
22             Inapplicable
23             Sale of the Policies
24             Other Policy Benefits and Provisions
25             Information about Union Central
26             Sale of the Policies
27             Information about Union Central
28             Union Central Directors and Executive Directors
29             Information about Union Central
30             Inapplicable
31             Inapplicable
32             Inapplicable
33             Inapplicable

Form N-8B-2
Item No.      Caption in Prospectus

34            Sale of the Policies
35            Information about Union Central
36            Inapplicable
37            Inapplicable
38            Sale of the Policies
39            Sale of the Policies
40            Sale of the Policies
41(a)         Sale of the Policies
42            Inapplicable
43            Inapplicable
44(a)         Carillon Life Account; The Portfolios; Premiums;
              Charges and Deductions
44(b)         Charges and Deductions
44(c)         Premiums; Charges and Deductions
45            Inapplicable
46            The Portfolios; Captions referenced under Items
              10(c), (d) and (e) above
47            Inapplicable
48            Inapplicable
49            Inapplicable
50            Inapplicable
51            Cover Page; Summary and Diagram of the Policy;
              Death Benefit Options; Loan Repayment; Effect If
              Not Repaid; Changes in Specified Amount; Charges
              and Deductions;  Supplemental and/or Rider
              Benefits; Other Policy Benefits and Provisions;
              Premiums; Sale of the Policies
52            Other Policy Benefits and Provisions
53            Tax Considerations
54            Inapplicable
55            Inapplicable
59            Financial Statements



PROSPECTUS
Individual Flexible Premium Variable Universal Life Insurance
Policies
___________________________________________________________

CARILLON LIFE ACCOUNT
of THE UNION CENTRAL LIFE INSURANCE COMPANY

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240-4088

Telephone: 1-800-999-1840

______________________________________________________

This prospectus describes an individual flexible premium variable universal life insurance policy (the policy) offered by The Union Central Life Insurance Company ("Union Central," "we," "us" or "our"). The policy is designed to provide insurance protection on the insured named in the policy, and at the same time provide the owner ("you" or "your") with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the policy. This flexibility allows you to provide for your changing insurance needs under a single insurance policy.

You also have the opportunity to allocate net premiums to one or more subdivisions of the variable account or to the guaranteed account or to both. This prospectus generally describes only that portion of the account value allocated to the variable account, through which account value is invested in subaccounts of Carillon Life Account (the "separate account"). For a brief summary of the guaranteed account, see "The Guaranteed Account,"
page   .  The assets of each subaccount are invested in a
corresponding portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc. (formerly known as TCI Portfolios, Inc.),or Templeton Variable Products Series Fund. The accompanying prospectuses provide additional information regarding the portfolios.

You can select from two death benefit options available under the policy: a level death benefit ("Option A") and a death benefit that includes the account value ("Option B"). Union Central guarantees that the death benefit will never be less than the specified amount of insurance (less any outstanding policy debt and past due charges) so long as sufficient premiums are paid to keep the policy in force.

The policy provides for a cash surrender value that can be obtained by surrendering the policy. Because this value is based on the performance of the portfolios to the extent that net premiums are allocated to the variable account, there is no guaranteed minimum cash surrender value.

If the cash surrender value is insufficient to cover the charges due under the policy, the policy will lapse without value. However, Union Central guarantees to keep the policy in force during the minimum guaranteed period, so long as the minimum monthly premium requirement and other conditions have been met. The policy also permits loans and partial cash surrenders, within limits.

It may not be advantageous to replace existing insurance with the policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not vary with the investment results of a separate account by exercising the Conversion Right.


AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Date of this Prospectus is May 1, 1997.


PROSPECTUS CONTENTS
                                                   Page
DEFINITIONS OF TERMS

SUMMARY AND DIAGRAM OF THE POLICY

GENERAL INFORMATION ABOUT UNION CENTRAL,
 THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Union Central Life Insurance Company
Carillon Life Account
The Portfolios
Addition, Deletion or Substitution of Investments
Voting Rights

PREMIUM PAYMENTS AND ALLOCATIONS
Applying for a Policy
Purchase of the Policy for Specialized Purposes
Free Look Right to Cancel the Policy
Premiums
Net Premium Allocations
Crediting Net Premiums
Transfer Privilege
Dollar Cost Averaging Plan
Portfolio Rebalancing Plan
Earnings Sweep Plan

GUARANTEED ACCOUNT
Minimum Guaranteed and Current Interest Rates
Calculation of Guaranteed Account Value
Transfers from Guaranteed Account
Payment Deferral

CHARGES AND DEDUCTIONS
Premium Expense Charge
Monthly Deduction
Daily Mortality and Expense Risk Charge
Transfer Charge
Surrender Charge
Special Arrangements
Fund Expenses
Cost of Additional Benefits Provided by Riders
Income Tax Charge

HOW YOUR ACCOUNT VALUES VARY
Determining the Account Value
Cash Value
Cash Surrender Value

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
Amount of Death Benefit Proceeds
Death Benefit Options
Initial Specified Amount and Death Benefit Option
Changes in Death Benefit Option
Changes in Specified Amount
Selecting and Changing the Beneficiary

CASH BENEFITS
Loans
Surrendering the Policy for Cash Surrender Value
Partial Cash Surrenders
Maturity Benefit
Payment Options

ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
 DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

OTHER POLICY BENEFITS AND PROVISIONS
Limits on Rights to Contest the Policy
Changes in the Policy or Benefits
When Proceeds Are Paid
Reports to Policy Owners
Assignment
Reinstatement
Supplemental and/or Rider Benefits
Participating
State Variations

TAX CONSIDERATIONS
Tax Status of Policy
Treatment of Policy Benefits
Possible Charge for Union Central's Taxes

OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL
Sale of the Policies
Union Central Directors and Executive Officers
State Regulation
Additional Information
Experts
Actuarial Matters
Litigation
Legal Matters
Financial Statements

APPENDIX A




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.  NO
PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION
WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,
THE PROSPECTUSES FOR THE PORTFOLIOS, OR THE STATEMENTS OF
ADDITIONAL INFORMATION FOR THE PORTFOLIOS.

DEFINITIONS OF TERMS

account value - The sum of the variable account, the guaranteed account, and the loan account.  Calculation of the account value
is described on page   .

age - The insured's age as of the birthday nearest to the date on which age is determined.

annual date - The same day in each policy year as the policy date.

beneficiary - The person or persons who will receive any death benefit proceeds when the insured dies. The primary beneficiary and the contingent beneficiary, if any, are designated in the application or in the last notice filed with us. The contingent beneficiary, if any, will become the beneficiary should the primary beneficiary die prior to the date of death of the insured.

cash surrender value - The cash value minus any outstanding policy debt.

cash value - Account value minus any applicable surrender charge.

death benefit option - Specified amount (Option A), or specified amount plus account value (Option B), depending on the option
selected.  See page   .

guaranteed account - The account value that is part of Union Central's general assets and is not part of or dependent upon investment performance of the separate account. The guaranteed interest rate on the account value allocated to the guaranteed account is 4%. The guaranteed account is not FDIC-insured and is subject to claims from our creditors.

home office - 1876 Waycross Road, P.O. Box 40888, Cincinnati,
Ohio  45240-4088.

initial specified amount - The specified amount on the policy date.

insured - The person whose life is covered by the policy.

issue date - The date from which the suicide and contestable periods start. It is shown in your policy.

lapse - Termination of the policy at the expiration of the grace period while the insured is still living.

loan account - An account that is part of Union Central's general assets and to which account values are transferred from the variable account and/or guaranteed account as collateral for policy loans.

maturity date - The date when coverage terminates and the maturity benefit is paid. It is generally the insured's 100th birthday, and is shown in the policy form.

minimum monthly premium - An amount used to measure premium
payments paid for purposes of determining whether the minimum
guaranteed period is in effect.  See page   .

monthly date - The same day as the policy date for each succeeding month. The monthly deduction is deducted on each monthly date.

net premium - A premium payment minus the applicable premium
expense charge.  See page   .

notice - A written request notice or request in a form satisfactory to us that is signed by the owner and received at the home office.

owner, you - The person(s) who owns a policy.

planned periodic premium - The premium determined by the owner as a level amount which is planned to be paid at fixed intervals over a specified period of time.

policy - The individual flexible premium variable universal life insurance policy, together with the application and any riders or endorsements thereto, that is described in this prospectus.

policy debt - The sum of all outstanding policy loans plus accrued interest.

policy date - The date from which policy months, years, and anniversaries are measured.

policy month - Each one-month period beginning with a monthly date and ending with the day immediately preceding the next following monthly date.

policy year - Each period of twelve months commencing with the policy date and ending immediately preceding the first annual date, or any following year commencing with an annual date and ending immediately preceding the next annual date.

portfolio - An investment company or series thereof in which a subaccount of the separate account invests.

premium payment(s) - The amount(s) paid by the owner(s) to purchase the policy; either a planned periodic premium or unscheduled premium.

risk amount - As of any monthly date, the death benefit under the policy less the account value (after deduction of the monthly deduction on that day, except for the cost of insurance charge).

separate account - Carillon Life Account, a separate investment account of Union Central.

specified amount - A dollar amount used to determine the death benefit under a policy. See page 22.

subaccount - A separate division of the separate account established to invest in a particular portfolio and available for investment under the policies through subdivisions of the variable account.

subdivision - That portion of your variable account that is invested in a particular subaccount of the separate account.

Union Central, we, our, us - The Union Central Life Insurance
Company.

unscheduled premium - Any premium other than a planned periodic premium.

valuation date - Each day on which both the New York Stock
Exchange and Union Central are open for business.

valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.

variable account - The account value that is attributable to one or more subdivisions corresponding to subaccounts of the separate account.

SUMMARY AND DIAGRAM OF THE POLICY

The following summary of Prospectus information and diagram of the policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the policy in this Prospectus assumes that the policy is in force and there is no outstanding policy debt.

The policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the owner of a policy pays premium payments for insurance coverage on the person insured. Also like fixed-benefit life insurance, the policy provides for accumulation of net premiums and a cash surrender value which is payable if the policy is surrendered during the insured's lifetime. As with fixed-benefit life insurance, the cash surrender value during the early policy years is likely to be substantially lower than the premium payments paid.

However, the policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the death benefit may and the account value will increase or decrease to reflect the investment performance of the subdivisions to which the account value is allocated. Also, there is no guaranteed minimum cash surrender value.
Nonetheless, Union Central guarantees to keep the policy in force during the first three policy years so long as the minimum monthly premium requirement has been met. See "Minimum
Guaranteed Period," page   .  Otherwise, if the cash surrender
value is insufficient to pay charges due, the policy will lapse without value after a grace period. See "Premiums to Prevent
Lapse," page   .  If a policy lapses while loans are outstanding,
adverse tax consequences may result.  See "Tax Considerations,"
page   .

The most important features of the policy, such as charges, cash benefits, death benefits, and calculation of policy values, are summarized in the diagram on the following pages.

Purpose of the Policy. The policy is designed to be a long-term investment providing insurance benefits. The policy should be evaluated in conjunction with other insurance policies owned by you, as well as your need for insurance and the policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based primarily on a comparison of policy illustrations (see below).

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in any illustrations, and therefore, actual values will be different from these illustrated.

Tax Considerations. Union Central intends for the policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Certain policy transactions, including the payment of premiums, may cause a policy to be a modified endowment contract under the Internal Revenue Code. For further discussion of the tax status of a policy and the tax consequences of being treated as a life insurance contract or a
modified endowment contract, see page   .

Free Look Right to Cancel and Conversion Right. For a limited time after the policy is issued, you have the right to cancel your policy and receive a refund. See "Free Look Right to Cancel
Policy," page   .  Until the end of this "free look" period,
Union Central will allocate net premiums to the subaccount investing in the Money Market Portfolio of the Scudder Variable
Life Investment Fund.  (See "Net Premium Allocations," page   .)


At any time within the first 24 months after the issue date, you may transfer all or a portion of the variable account to the guaranteed account without payment of any transfer fee. This transfer effectively "converts" the policy into a contract that provides fixed (non-variable) benefits. See "Conversion Right,"
page   .

Owner Inquiries. If you have any questions, you may write or call Union Central's home office at 1876 Waycross Road, P.O. Box
40888, Cincinnati, Ohio 45240-4088; telephone 1-800-219-8525.

                  DIAGRAM OF POLICY

(DESCRIPTION OF DIAGRAM: Each heading with the information following is encased in a block. A down arrow appears at the bottom of each block pointing to the next block)

                     PREMIUM PAYMENTS

*   You select a plan for making planned periodic premiums, but are not required to pay premium payments according to the plan.
You can vary the amount and frequency and can skip planned
periodic premiums.  See page    for rules and limits.

* There is no minimum initial premium payment or planned periodic premium.

*   Unplanned premium payments may be made, within limits.  See
 page   .

*   If sufficient premiums are paid, a minimum guaranteed period may keep the policy in force during the first three policy years.
See page   .

*   Under certain circumstances, which include taking excessive loans, extra premium payments may be required to prevent lapse.
See page   .

(a down arrow is centered here between blocks)

                DEDUCTIONS FROM PREMIUM PAYMENTS

*     For sales charges (4% of premium payments made through
policy year 10; 2% of premium payments thereafter).  See page   .


*    For state and local premium taxes (2.50% of premium
payments).  See page   .

(a down arrow is centered here between blocks)

                         NET PREMIUMS

*   You direct the allocation of net premiums among twelve
subdivisions of the variable account and the guaranteed account.
See page    for rules and limits on net premium allocations.

*   The subdivisions are invested in corresponding portfolios of
Carillon Fund, Inc., Scudder Variable Life Investment Fund,
American Century Variable Portfolios, Inc., MFS Variable
Insurance Trust and Templeton Variable Products Series Fund.  See
page   . Portfolios available are:

              Carillon Equity Portfolio
              Carillon Bond Portfolio
              Carillon Capital Portfolio
              Carillon S&P 500 Index Portfolio
              Scudder Capital Growth Portfolio Class A
              Scudder International Portfolio Class A
              Scudder Money Market Portfolio
              American Century VP Capital Appreciation
               Portfolio (formerly known as TCI Growth Portfolio
              MFS Growth With Income Series
              MFS High Income Series
              MFS Emerging Growth Series
              Templeton International Fund Class 2

* Interest is credited on amounts allocated to the guaranteed account at a guaranteed minimum interest rate of 4%. See page for rules and limits on guaranteed account allocations.

(a down arrow is centered here between blocks)


(the next two items are encased in one block)

                  DEDUCTIONS FROM ACCOUNT VALUE

* Monthly deduction for cost of insurance, administrative charge, and charges for any supplemental and/or rider benefits.
The administrative charge is currently $25.00 per month for the first policy year and $5.00 per month thereafter.

                  DEDUCTIONS FROM ASSETS

* Daily charge at a guaranteed annual rate of 0.75% during the first ten policy years, and 0.25% thereafter, from the
   subaccounts for mortality and expense risks.  See page   .
   This charge is not deducted from the guaranteed account.

*  Investment advisory fees and fund operating expenses are
   deducted from the assets of each portfolio.  See page   .

(a down arrow is centered here between blocks)

               ACCOUNT VALUE

* Is the amount credited to your policy. It is equal to net premiums, as adjusted each valuation date to reflect subdivision investment experience, interest credited on the guaranteed account, charges deducted and other policy transactions (such as transfers and partial cash
    surrenders).  See page   .

*    Varies from day to day.  There is no minimum guaranteed
     account value.  The policy may lapse if the cash surrender value is insufficient to cover a monthly deduction due.  See
      page   .

* Can be transferred among the subdivisions and the guaranteed account. Currently, a transfer fee of $10 applies to each transfer in excess of the first 12 transfers in a policy
     year.  See page    for rules and limits.  Policy loans
     reduce the amount available for allocations and transfers.

* Is the starting point for calculating certain values under a policy, such as the cash value, cash surrender value, and the death benefit used to determine death benefit proceeds.

(the above item has two down arrows under it, each pointing to one of the next two items which are blocked side by side)

             CASH BENEFITS

*    Loans may be taken for amounts up to 90% of the variable
     account, plus 100% of the guaranteed account, less loan
     interest due on the next annual date and any surrender
     charges.  See page    for rules and limits.

* Partial cash surrenders generally can be made provided there is sufficient remaining cash surrender value. See page for rules and limits.

*    The policy may be surrendered in full at any time for its
     cash surrender value.  A surrender charge will apply during the first fifteen policy years after issue and after any
     increase in specified amount. See page   .

*    Payment options are available.  See page   .

*    Loans, partial cash surrenders, and surrenders in full may
     have adverse tax consequences.  See page   .


                DEATH BENEFITS

*    Income tax free to beneficiary.

*    Available as lump sum or under a variety of payment options.

* For all policies, a minimum initial specified amount of $50,000.

*    Two death benefit options available:
     Option A, equal to the specified amount, and Option B, equal
     to the specified amount plus account value.  See page   .

*    Flexibility to change the death benefit option and specified
     amount.  See page    for rules and limits.

*    Supplemental and/or rider benefits may be available.  See
     page   .
(end of graphic material)

         GENERAL INFORMATION ABOUT UNION CENTRAL,
         THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Union Central Life Insurance Company

The policies are issued by The Union Central Life Insurance Company, which is a mutual life insurance company organized under the laws of the State of Ohio in 1867. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to transact life insurance business in all states and the District of Columbia.

Union Central is subject to regulation by the Department of Insurance of the State of Ohio as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the policy described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which policies are sold.

Carillon Life Account

Carillon Life Account was established as a separate investment account under Ohio law on July 10, 1995. It is used to support the policies and may be used to support other variable life insurance policies, and for other purposes permitted by law. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Union Central has established other separate investment accounts that may also be registered with the SEC.

The assets in the separate account are owned by Union Central. The separate account is divided into subaccounts which correspond to subdivisions of the variable account. Subaccounts of the separate account invest in shares of the portfolios. The separate account may include other subaccounts that are not available through the policies and are not otherwise discussed in this Prospectus.

Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any other income, gains or losses of Union Central.
Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the separate account shall not be chargeable with liabilities arising out of any other business of Union Central. Union Central is obligated to pay all benefits provided under the policies.

The Portfolios

Subaccounts of the separate account currently invest in twelve designated portfolios of five series-type mutual funds: Carillon Fund, Inc. ("Carillon Fund"); Scudder Variable Life Investment Fund ("Scudder Fund"); American Century Variable Portfolios, Inc. ("American Century Fund"); MFS Variable Insurance Trust ("MFS Fund"); and Templeton Variable Products Series Fund ("Templeton Fund"). The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each of these portfolios is registered with the SEC under the 1940 Act as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios. The investment adviser to Carillon Fund is Carillon Advisers, Inc. (a wholly-owned subsidiary of Union Central). Scudder, Stevens & Clark, Inc. is the investment adviser to the Scudder Fund. The investment adviser to the American Century Fund is American Century Investment Management, Inc., the adviser to the American Century Investments group. The investment adviser to the MFS Fund is Massachusetts Financial Services Company. The investment adviser to the Templeton Fund is Templeton Investment Counsel, Inc.

The separate account invests in four portfolios of Carillon Fund: the Equity Portfolio, the Bond Portfolio, the Capital Portfolio, and the S&P 500 Index Portfolio. The separate account invests in three portfolios of the Scudder Fund: the Capital Growth Portfolio Class A, the International Portfolio Class A, and the Money Market Portfolio. (The Scudder Fund has four additional portfolios that are not available through the policy.) The separate account invests in one portfolio of the American Century
Fund: American Century VP Capital Appreciation Portfolio. (The American Century Fund has four additional portfolios that are not available through the policy.) The separate account invests in three portfolios of the MFS Fund: MFS Growth With Income Series, MFS High Income Series and MFS Emerging Growth Series. (The MFS Fund has nine additional portfolios that are not available through the policy.) The separate account invests in one Portfolio of the Templeton Fund: Templeton International Fund Class 2. (The Templeton Fund has five additional Portfolios that are not available through the policy.) The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates as a separate investment fund and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is set forth below.

The Carillon Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

The Carillon S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500" *). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

* The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. *

   The Scudder Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

   The Scudder International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

   The Scudder Money Market Portfolio seeks stability and current income from a portfolio of money market instruments.
Money market funds are neither insured nor guaranteed by the U.S.
Government, and there can be no assurance that this portfolio will maintain a stable net asset value per share.

   The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

   The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

   The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. BEFORE ALLOCATING ANY PORTION OF NET PREMIUMS TO THE SUBDIVISION CORRESPONDING TO THIS PORTFOLIO, OWNERS SHOULD READ THE RISK DISCLOSURE IN THE ACCOMPANYING PROSPECTUS FOR THE MFS HIGH INCOME SERIES.

The MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

The Templeton International Fund Class 2 seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United
States.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. The prospectuses for the portfolios should be read carefully before any decision is made concerning the allocation of net premiums to a particular subdivision. Certain subdivisions invest in portfolios that have similar investment objectives and/or policies. Therefore, you should carefully read the individual prospectuses for the portfolios along with this Prospectus.

Please note that all of the portfolios described in the Prospectuses for the portfolios may not be available under the policy. Moreover, Union Central cannot guarantee that each fund will always be available for its variable life contracts, but in the unlikely event that a Fund is not available, Union Central will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

The portfolios presently serve as the investment media for the policies. In addition, the portfolios may sell shares to separate accounts of other insurance companies to fund variable annuity contracts and/or variable life insurance policies, and/or to certain retirement plans qualifying under Section 401 of the Code. Union Central currently does not foresee any disadvantages to owners that would arise from the possible sale of shares to support the variable contracts of other insurance companies, or from the possible sale of shares to such retirement plans. However, the board of directors of each fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the shares of that fund were also offered to support variable contracts other than the policies or to support retirement plans. In event of such a conflict, the board of directors of that fund would determine what action, if any, should be taken in response to the conflict. In addition, if Union Central believes that the fund's response to any such conflicts insufficiently protects owners, it will take appropriate action on its own, which may include withdrawing the separate account's investment in that fund. (See the prospectuses for the portfolios for more detail.)

American Century Investment Management, Inc., the investment adviser to the American Century Fund, and Massachusetts Financial Services Company, the investment adviser to the MFS Fund, have agreed to compensate Union Central for the performance of certain administrative and other services. This compensation is based on the assets of the American Century Fund and the MFS Fund, respectively, that are attributable to the policies.

Addition, Deletion or Substitution of Investments

Union Central reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in Union Central's judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, Union Central may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust. Union Central will not substitute any shares attributable to a policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Union Central also reserves the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective. Subject to applicable law and any required SEC approval, Union Central may in its sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing owner(s) on a basis to be determined by Union Central.

If any of these substitutions or changes are made, Union Central may by appropriate endorsement change the policy to reflect the substitution or other change. If Union Central deems it to be in the best interests of owner(s), and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. Union Central reserves the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.

Voting Rights

Union Central is the legal owner of shares held by the subaccounts and as such has the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, Union Central will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from owners with account value in the subdivisions. Should the applicable federal securities laws, regulations or interpretations thereof change, Union Central may be permitted to vote shares of the portfolios in its own right, and if so, Union Central may elect to do so.

To obtain voting instructions from owners, before a meeting owners will be sent voting instruction material, a voting instruction form and any other related material. The number of shares held by each subaccount for which an owner may give voting instructions is currently determined by dividing the portion of the owner's account value in the subdivision corresponding to the subaccount by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the date coincident with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the fund. Shares held by a subaccount for which no timely instructions are received will be voted by Union Central in the same proportion as those shares for which voting instructions are received.

Union Central may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, Union Central may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that Union Central reasonably disapproves of such changes in accordance with applicable federal regulations. If Union Central ever disregards voting instructions, owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Union Central reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.


PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Policy

To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.

As provided for under state insurance law, the owner, to preserve insurance age, may be permitted to backdate the policy. In no case may the policy date be more than six months prior to the date the application was completed. Charges for the monthly deduction for the backdated period are deducted on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with Union Central's underwriting rules, temporary life insurance coverage may not exceed $500,000 and will not remain in effect for more than sixty (60) days.

Union Central requires satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. Acceptance of an application depends on Union Central's underwriting rules, and Union Central reserves the right to reject an application for any reason.

As the owner of the policy, you exercise all rights provided under the policy. The insured is the owner, unless a different owner is named in the application. The owner may by notice name a contingent owner or a new owner while the insured is living.
If more than one person is named as owner, they are joint owners. Any transaction under the policy except for telephone transfers of account value will require the authorization of all owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. The owner may also be changed prior to the insured's death by notice satisfactory to us. A change in owner
may have tax consequences.  See "Tax Considerations," page   .


Purchase of the Policy for Specialized Purposes

The policy provides a death benefit and an accumulation of account value. It can be used for various individual and business planning purposes. Purchasing the policy for such purposes entails certain risks. For example, if the investment performance of the subaccounts to which account value is allocated is poorer than anticipated, or if sufficient premiums are not paid or account value maintained, the policy may lapse or may not accumulate sufficient account value to fund the purpose for which the policy was purchased. Loans and partial cash surrenders may significantly affect current and future account value, cash surrender value, and death benefit proceeds. Depending upon subaccount investment performance and the amount of loans and partial cash surrenders, the policy may lapse. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy and the impact of loans and partial cash surrenders is consistent with the purpose for which it is being considered. Using a policy for a specialized purpose may have tax consequences. (See "Tax Considerations.")

Free Look Right to Cancel the Policy

You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after Union Central mails or delivers a cancellation notice, whichever is latest. (A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after mailing or delivery, the policy will be deemed void from the beginning. Within seven calendar days after Union Central receives the returned policy, Union Central will refund the greater of any premiums paid, less any partial cash surrenders, or account value.

Premiums

Planned Periodic Premiums. When applying for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, until the maturity date. If you elect, Union Central will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Premium Payments to Prevent Lapse,"
page   .)  Currently, there is no minimum amount for each
premium. Union Central may establish a minimum amount 90 days after we send the owner a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office. However, Union Central reserves the right to limit the amount of a premium payment or the total premium payments paid.

Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.

Additional Unscheduled Premiums. Additional unscheduled premium payments can be made at any time while the policy is in force.
Union Central has the right to limit the number and amount of such premium payments.

Limitations on Premium Payments. Total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. Union Central will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance.

The payment of premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of
premium payments.  See "Tax Considerations," page   .

Union Central reserves the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy. See "Net Premium Allocations," page
 .

No premium payment will be accepted after the maturity date.

Premium payments must be made by check payable to The Union Central Insurance Company or by any other method that Union Central deems acceptable. The owner may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any.

Premium payments after the initial premium payment must be made to the home office.

Minimum Guaranteed Period. Union Central guarantees that a policy will remain in force during the minimum guaranteed period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt equals or exceeds the minimum monthly premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum guaranteed period is three years following the policy date.

The minimum monthly premium is calculated for each policy based on the age, sex and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The minimum monthly premium may change due to changes made during a minimum guaranteed period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. Union Central will notify you of any increase in the minimum monthly premium.

An extended minimum guaranteed period may be available under a
Guaranteed Death Benefit Rider.  See "Supplemental Benefits
and/or Riders," page   .

Premium Payments Upon Increase in Specified Amount. Depending on the account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. See "Changes in
Specified Amount," page   .  In the event that you increase the
specified amount, you should contact your Union Central agent to assist you in determining if additional premium payments are necessary or appropriate.

Premium Payments to Prevent Lapse. Failure to pay planned periodic premiums will not necessarily cause a policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that a policy will not lapse (except when the minimum guaranteed period is in effect). Rather, whether a policy lapses depends on whether its cash surrender value is
sufficient to cover the monthly deduction (see page   ) when due.

If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not in effect, the policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction.

Grace Period. If your policy goes into default, you will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. Union Central will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record.
The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit proceeds will still be payable to the beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the insured's death (and for any policy debt). See "Amount of
Death Benefit," page   .  If the grace period premium payment has
not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable.
See "Reinstatement," page   .

A grace period also may begin if policy debt becomes excessive.
See "Loan Repayment; Effect if not Repaid," page   .

Net Premium Allocations

In the application, you specify the percentage of a net premium to be allocated to each subdivision and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums will generally be allocated to the subdivisions and to the guaranteed account on the valuation date that Union Central receives them in accordance with the allocations specified in the application or subsequent notice. Union Central will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the subdivision invested in the Scudder Money Market Portfolio. After the end of the "free look" period, the account value will be allocated to the subdivisions and to the guaranteed account based on the premium payment allocation percentages in the application. See "Determining the Account Value," page .
For this purpose, the end of the "free look" period is deemed to be 25 days after the date the policy is issued and mailed to your agent for delivery.

The net premium allocation percentages specified in the application will apply to subsequent premium payments until you change the percentages. You can change the allocation percentages at any time, subject to the rules below, by sending notice to the home office. The change will apply to all premium payments received with or after receipt of your notice.

Allocation Rules. The minimum allocation percentage you may specify for a subdivision or the guaranteed account is 5%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. Union Central reserves the right to limit the number of subdivisions to which account value may be allocated.

Crediting Net Premiums

The initial net premium will be credited to the policy on the policy date, or, if later, the date we receive the initial premium payment. For backdated policies, the initial net premium will be credited on the issue date. Planned periodic premiums and unscheduled premiums that are not underwritten will be credited to the policy and the net premiums will be invested as requested on the valuation date they are received by the home office. However, any premium payment that is underwritten will be allocated to the subdivision corresponding to the Scudder Money Market Portfolio until underwriting has been completed and the premium payment has been accepted. When accepted, the account value allocated to the subdivision corresponding to the Scudder Money Market Portfolio and attributable to the resulting net premium will be credited to the policy and allocated in accordance with your instructions. If an additional premium payment is rejected, Union Central will return the premium payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the free-look period and prior to the maturity date, you may transfer all or part of your account value from subdivisions investing in one portfolio to other subdivision(s) or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subdivision(s), subject to the following restrictions. The minimum transfer amount is the lesser of $100 or the entire amount in that subdivision or the guaranteed account. A transfer request that would reduce the amount in a subdivision or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subdivision or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. Currently, there is no limit on the number of transfers that can be made between subdivisions or to the guaranteed account. However, transfers from the guaranteed account during any policy year are limited to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from Guaranteed Account," page
 , for restrictions). Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer.) The transfer charge will be deducted from the subdivisions or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Telephone Transfers. Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Conversion Right. During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, the owner may exercise a one-time Conversion Right by requesting that all or a portion of the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to the transfer charge. Following the exercise of the Conversion Right, net premiums may not be allocated to the subdivisions of the variable account, and transfers of account value to the subdivisions will not be permitted. The other terms and conditions of the policy will continue to apply.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subdivision you specify to other subdivisions or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.

You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subdivision from which transfers will be made. At the time that you elect the Dollar Cost Averaging Plan, the account value in the subdivision from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subdivision through initial or subsequent net premiums or by transferring amounts into the subdivision from the other subdivisions or from the guaranteed account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.

Once elected, transfers from the subdivision will be processed until the number of designated transfers have been completed, or the value of the subdivision is completely depleted, or you send us notice instructing us to cancel the transfers.

Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each subdivision periodically redistributed (or "rebalanced") to equal the allocation percentages you have specified in the election form.
This rebalancing may be done on a quarterly, semi-annual, or annual basis.

You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Portfolio Rebalancing Plan will continue until you send us notice terminating the plan, or the policy terminates. The Portfolio Rebalancing Plan cannot be elected if either a Dollar Cost Averaging Plan or an Earnings Sweep Plan is in effect.

Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Earnings Sweep

You may elect to have the accumulated earnings of one or more specified subdivisions or the interest credited to the guaranteed account periodically transferred (or "swept") into specified
subdivisions or the guaranteed account.   The sweep may be done
on a quarterly, semi-annual, or annual basis.

You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you send us notice terminating the plan, or the policy terminates.

Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.

GUARANTEED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE GUARANTEED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may allocate some or all of your net premiums and transfer some or all of the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 4%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.

The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The guaranteed account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subdivisions, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum.

Calculation of Guaranteed Account Value

The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from the Guaranteed Account

The amount transferred from the guaranteed account may not exceed 20% of the guaranteed account on the annual date immediately preceding the date of the transfer, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. However, we will not defer payment of any amounts needed to pay premiums on other policies in force with us.


CHARGES AND DEDUCTIONS

Premium Expense Charge

A sales charge is deducted from each premium payment. This charge is equal to 4% of premiums paid through policy year 10; and 2% thereafter. It is guaranteed not to increase for the life of the policy. The sales charge is intended to partially reimburse Union Central for some of the expenses incurred in the distribution of the policies. See "Daily Mortality and Expense
Risk Charge," page   , and "Cost of Insurance Charge," page   .

A 2.50% charge for state and local premium taxes and expenses is also deducted from each premium payment. The state and local premium tax charge reimburses Union Central for premium taxes associated with the policies and related administrative costs. The stated premium tax rates in the jurisdictions in which Union Central does business range from 0.75% to 4.00%, and the jurisdiction in which a policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies.

Monthly Deduction

On each monthly date, Union Central will deduct from the account value the monthly deductions due, commencing as of the policy date. Your policy date is the date used to determine your monthly date. The monthly deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) the monthly administrative charge (the "administrative charge"), and (3) any charges for supplemental and/or rider benefits ("supplemental and/or rider benefit charges"), as described below. The monthly deduction is deducted from the subdivisions and from the guaranteed account pro rata on the basis of the portion of account value in each.

Cost of Insurance Charge. This charge compensates Union Central for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from policy to policy and from monthly date to monthly date. For any policy, the cost of insurance on a monthly date is calculated by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.

The risk amount for a monthly date is the difference between the death benefit (see page ) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance).

The current cost of insurance rate for a policy is based on the age at issue, sex and rate class of the insured and on the policy year, and therefore varies from time to time. Different current cost of insurance rates apply to policies with a specified amount under $250,000 than to policies with a specified amount of $250,000 or more and, in general, policies with a specified amount of $250,000 or more may have lower current cost of insurance rates. Union Central currently places insureds in the following rate classes, based on underwriting: Standard Tobacco (ages 0-75), Standard Nontobacco (ages 20-75), or Preferred (ages 20-70). The Preferred rate class is only available under policies with specified amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes.

Union Central will determine a cost of insurance rate for increases in coverage based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.

 Union Central places the insured in a rate class when the policy is issued, based on Union Central's underwriting of the application. This original rate class applies to the initial specified amount. When an increase in specified amount is requested, Union Central conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in specified amount, and the original rate class will continue to apply to the initial specified amount.

Union Central does not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without
underwriting.  See "Supplemental and/or Rider Benefits," page   .
In such case, the insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

For purposes of determining the risk amount associated with a specified amount, we will attribute the account value solely to the initial specified amount unless the account value exceeds the initial specified amount. If the account value exceeds the initial specified amount, the excess will be considered attributable to the increases in specified amount in the order of the increases. If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.

Union Central guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Union Central's current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on Union
Central's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and sex in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

     Union Central does, however, also offer policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult with their legal advisors to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Union Central may offer policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Charge. Union Central deducts a monthly administrative charge from the account value on each monthly date. The administrative charge is currently equal to $25 per month during the first policy year, and $5 per month thereafter. We reserve the right to increase the administrative charge after the first policy year up to $10 per month. The administrative charge is guaranteed not to increase during the first policy year, and is guaranteed not to exceed $10 per month thereafter.

The monthly administrative charge reimburses Union Central for expenses incurred in the administration of the policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.

Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels.

Supplemental and/or Rider Benefit Charges.  See "Supplemental
and/or Rider Benefits," page   .

Daily Mortality and Expense Risk Charge

Union Central deducts a daily charge from assets in the separate account attributable to the policies. This charge does not apply to guaranteed account assets attributable to the policies.
During the first ten policy years, the charge is equal on an annual basis to 0.75% of assets. Thereafter, the charge is equal on an annual basis to 0.25% of assets. These rates are guaranteed not to increase for the duration of a policy. Union Central may realize a profit from this charge. Although Union Central does not believe that it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is that during the first ten policy years, 0.30% of this charge is allocable to mortality risk, and 0.45% to expense risk; and thereafter, 0.10% of this charge is allocable to mortality risk, and 0.15% to expense risk.

The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk Union Central assumes is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

Transfer Charge

We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subdivisions or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.

Surrender Charge

If a policy is completely surrendered or lapses, Union Central may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. The maximum surrender charge is set forth in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in specified amount, an additional administrative surrender charge may apply, as described below.

Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.

Sales Surrender Charge. A sales surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in the policy. The maximum amount shown in the policy is based on the age at issue, sex, specified amount, death benefit option, and rate class applicable to the insured. Increases in the policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in the policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.

The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the end of the fifteenth policy year, as shown in the table below:

<caption
END OF POLICY YEAR                 SALES SURRENDER CHARGE PERCENTAGE
------------------                 --------------------------------
1-5                                               26%
6                                                 23.4%
7                                                 20.8%
8                                                 18.2%
9                                                 15.6%
10                                                13.0%
11                                                10.4%
12                                                 7.8%
13                                                 5.2%
14                                                 2.6%
15                                                 0%


The purpose of the sales surrender charge is to reimburse Union Central for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. See "Daily Mortality and Expense Risk Charge," page
, and "Cost of Insurance Charge," page  .

Administrative Surrender Charge. An administrative surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date or any increase in specified amount (see "Surrender Charge" above). The administrative surrender charge is equal to an amount per $1000 of specified amount, and depends upon the age of the insured at the time that the specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 30 to 39, the amount per $1000 is $3.50 during policy years 1 through 5; for issue ages 40 to 49, the amount per $1000 is $4.50 during policy years 1 through 5; for issue ages 50 to 59, the amount per $1000 is $5.50 during policy years 1 through 5; and for issue ages 60 to 69, the amount per $1000 is $6.50 during policy years 1 through 5. The charge declines monthly after the end of the fifth policy year to zero at the end of policy year fifteen. Applicable administrative surrender charge rates, which increase with issue age, are set forth in full in the policy.

If the specified amount is increased, the increase is subject to a new administrative surrender charge. This charge is imposed if the policy is surrendered or lapses within fifteen policy years from the effective date of the increase, and is in addition to any sales surrender charge or administrative surrender charge that may be applicable if the policy is surrendered or lapses within fifteen policy years after the policy date.

The administrative surrender charge partially covers the administrative costs of processing surrenders, lapses, and increases and reductions in specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with Union Central's variable life insurance operations.

Fund Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. See the prospectuses for the portfolios.

Carillon Fund, Inc. Annual Expenses+
                                                      S&P 500
                        Equity    Bond      Capital   Index
                        Portfolio Portfolio Portfolio Portfolio
                        --------- --------- --------- ---------
Management Fees           .57%      .48%      .68%      .29%
Other Expenses            .07%      .14%      .09%      .30%
Total Carillon Fund, Inc.
 Annual Expenses          .64%      .62%      .77%      .59%




Scudder Variable Life Investment Fund Annual Expenses+

                             Capital                  Money
                             Growth    International  Market
                             Portfolio   Portfolio    Portfolio
                             Class A     Class A      Class A
Management Fees                .48%        .88%         .37%
Other Expenses                 .05%        .17%         .09%
Total Scudder Variable Life
Investment Fund
Annual Expenses                .53%       1.05%         .46%

American Century Variable Portfolios, Inc.+
                                      Growth Portfolio
                                      ----------------
Management Fees                             1.00%
Other Expenses++
Total American Century
Variable Portfolios, Inc.
Annual Expenses                             1.00%

MFS Variable Insurance Trust Annual Expenses+(1)(2)
                                                        Emerging
                             Growth With    High Income Growth
                             Income Series  Series      Series
                             -------------  ----------- --------
Management Fees                  .75%         .75%        .75%
Other Expenses
(after fee reductions)           .25%         .25%        .25%
Total MFS Variable Insurance
Trust Annual Expenses           1.00%        1.00%       1.00%

Templeton Variable Products Series Fund Annual Expenses+
                                         Templeton
                                         International
                                         Fund Class 2
                                         -------------
Management Fees                                .70%
Rule 12b-1 Fees                                .25%
Other Expenses                                 .18%
Total Templeton Variable Products
Series Fund Annual Expenses                   1.13%

+ Because the Templeton International Fund Class 2 shares were not offered until May 1, 1997, the figures for "Management Fees" and "Other Expenses" are based on the historical expenses of the Templeton International Fund Class 1 shares for the year ended December 31, 1996. Class 1 management fees and total operating expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Class 1 actual management fees and total fund operating expenses before May 1, 1997 were lower. For each other Portfolio they are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1996. Total Annual Expenses in excess of
 .60% for the S&P 500 Index Portfolio are paid by the investment adviser.

++ All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.

(1) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of Each Series - Expenses (in the Series' Prospectus). Otherwise, "Other Expenses" for the Emerging Growth Series, the Growth With Income Series and the High Income Series would be 0.41%, 1.32% and 0.87%, respectively, and "Total Operating Expenses" would be 1.16%, 2.07% and 1.62%, respectively, for these Series.




Cost of Additional Benefits Provided by Riders

The cost of additional benefits provided by riders is part of the monthly deduction and is charged to the account value on the monthly date.

Income Tax Charge

Union Central does not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that such taxes will be incurred.

Special Arrangements

Where permitted by state regulation, Union Central may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) directors, officers, current or retired employees ("employees"), or agents of Union Central, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or
(iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, Union Central may reduce or waive the sales charge component of the premium expense charge; and/or the surrender charge if a policy is purchased by the owner of another policy issued by Union Central, and/or through transfer or exchange from a life insurance policy issued by Union Central, each in accordance with rules established by Union Central and applied on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. The home office can provide advice regarding the availability of reduced or waived charges to such owners.

The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis. The policies may not be available in connection with group or sponsored arrangements in all states.

For policies issued in connection with group or sponsored arrangements, Union Central may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge. In addition, the interest rate credited on amounts taken from the subdivisions as a result of a loan may be increased for these policies. Union Central will waive or reduce these charges as described below and according to its rules in effect when the policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that are determined by Union Central to result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. Union Central may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.


HOW YOUR ACCOUNT VALUES VARY

There is no minimum guaranteed account value or cash surrender value. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on the allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date (see page ) and the minimum guaranteed period is not then in effect, the policy will be in default and a grace period will
begin.  See "Minimum Guaranteed Period," page   , and "Grace
Period," page   .

Determining the Account Value

On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subdivisions to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans and loan repayments.

Subaccount Values. When you allocate an amount to a subdivision, either by net premium allocation or transfer, your policy is credited with accumulation units in the subaccount corresponding to that subdivision. The number of accumulation units is determined by dividing the amount allocated to the subdivision by the subaccount's accumulation unit value for the valuation date when the allocation is effected.

The number of accumulation units credited to your policy will increase when net premiums are allocated to the subdivision, amounts are transferred to the subdivision, and loan repayments are credited to the subdivision. The number of accumulation units credited to a policy will decrease when the allocated portion of the monthly deduction is taken from the subdivision, a loan is made, an amount is transferred from the subdivision, or a partial surrender is taken from the subdivision.

Determination of Unit Value. The unit value for each subaccount was arbitrarily set at $10 when the subaccount began operations. Thereafter, the unit value at the end of every valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below. The variable account for a policy is determined on any day by multiplying the number of units attributable to each subaccount corresponding to subdivisions in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1) is the net result of:

   a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

   b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus

   c. a per share charge or credit for any taxes incurred by or reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.

(2) is the net result of:

   a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for an "ex-dividend"); plus or minus

   b. the per share charge or credit for any taxes reserved for the immediately preceding valuation period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account. On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the pro-rata portion of the monthly deduction deducted from the guaranteed account.

Loan Account. On any valuation date, if there have been any loans, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and interest credited on the loan account.

Cash Value

The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date.

Cash Surrender Value

The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and
whether policy debt is excessive (see page   ).  It is also the
amount that is available upon full surrender of the policy (see
page   ).

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the policy remains in force, Union Central will pay the death benefit proceeds upon receipt at the home office of proof of the insured's death that Union Central deems satisfactory. Union Central may require return of the policy. The death benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see
"When Proceeds Are Paid," page   ) or, if elected, under a
payment option (see "Payment Options," page   ).  The death
benefit will be paid to the beneficiary.  See "Selecting and
Changing the Beneficiary," page   .

Amount of Death Benefit Proceeds

The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, minus policy debt and minus any past due monthly deductions. Under certain circumstances, the amount of the death benefit may be further adjusted. See "Limits on Rights to
Contest the Policy" and "Misstatement of Age or Sex," page   .

If part or all of the death benefit is paid in one sum, Union
Central will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the insured's death to the date of payment.

Death Benefit Options

The owner may choose one of two death benefit options, which will be used to determine the death benefit. Under Option A, the death benefit is the greater of the specified amount or the Applicable Percentage of account value on the date of the insured's death. Under Option B, the death benefit is the greater of the specified amount plus the account value on the date of death, or the Applicable Percentage of the account value on the date of the insured's death.

If investment performance is favorable, the amount of the death benefit may increase. However, under Option A, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.
Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations
beginning on page   .

The "Applicable Percentage" is 250% when the insured has attained age 40 or less, and decreases each year thereafter to 100% when the insured has attained age 95. A table showing the Applicable Percentages for Attained Ages 0 to 95 is included in Appendix A. Initial Specified Amount and Death Benefit Option

The initial specified amount is set at the time the policy is issued. You may change the specified amount from time to time, as discussed below. You select the death benefit option when you apply for the policy. You also may change the death benefit option, as discussed below.

Changes in Death Benefit Option

You may change the death benefit option on your policy, by notice to us, subject to the following rules. After any change, the specified amount must be at least $50,000. The effective date of the change will be the monthly date next following the day that Union Central receives and accepts notice of the request for change. Union Central may require satisfactory evidence of insurability.

When a change from Option A to Option B is made, the specified amount after the change is effected will be equal to the specified amount before the change less the account value on the effective date of the change. When a change from Option B to Option A is made, unless requested by notice to us, the specified amount after the change will be equal to the specified amount before the change is effected and the death benefit will be reduced by the account value on the effective date of the change.


Changes in Specified Amount

You may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, Union Central will refund promptly to the owner the amount of such excess above the premium limitations.

The minimum amount of any decrease in specified amount is $5,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. Union Central reserves the right to decline a requested decrease in the specified amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to the owner would have to be made from the accumulated value for compliance with the guideline premium limitations, and the amount of such payments would exceed the cash surrender value under the policy.

Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges.

Any increase in the specified amount must be at least $5,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and an application must be submitted. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet Union Central's underwriting rules. A change in planned periodic premiums may be advisable. See "Premium Payments Upon Increase
in Specified Amount," page   .  The increase in specified amount
will become effective on the monthly date next following the date the request for the increase is received and approved, and the account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount.

A new administrative surrender charge period will apply to each portion of the policy resulting from an increase in specified amount, starting with the effective date of the increase.  (See
"Surrender Charge," page   ).

Selecting and Changing the Beneficiary

You select one or more beneficiary(ies) in your application. You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the death benefit proceeds under the policy. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.


CASH BENEFITS

Loans

After the first policy year and while the insured is living, and provided the policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $500 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When
Proceeds Are Paid," page   , and "Payments from the Guaranteed
Account," page   .

Interest. Each year Union Central will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the greater of (i) the Published Monthly Average for the calendar month ending two months before the annual date at the beginning of the policy year; or (ii) the guaranteed minimum interest rate applicable to the guaranteed account, plus 1.0%. The Published Monthly Average means Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investor Service, Inc., or any successor to that service; or if the average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the policy is delivered.

If the maximum annual loan interest rate for a policy year is at least 0.5% higher than the rate set for the previous policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 0.5% lower than the rate set for the previous policy year, we will reduce the rate to at least that limit.

Union Central will notify owners of the initial rate of interest when a loan is made. We will notify the owner at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.

Interest is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

Policy Debt. Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.

Loan Collateral. When a policy loan is made, an amount sufficient to secure the loan is transferred out of the variable account and the guaranteed account and into the policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subdivision and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless the owner specifies that transfers be made from specific subdivisions. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subdivision and the guaranteed account in the same proportion that account value in each subdivision and the guaranteed account bears to the total unloaned account value.

The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.25% during the first ten policy years, and 0.50% thereafter. Thus, the maximum net cost of a loan per year is 1.25% during the first ten policy years, and 0.50% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). Union Central will determine the rate of interest to be credited to the loan account in its sole discretion, and the rate may change from time to time.


Loan Repayment; Effect if Not Repaid. You may repay all or part of your policy debt at any time while the insured is living and the policy is in force. Loan repayments must be sent to the home office and will be credited as of the date received. The owner may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment.
(Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) We will apply any planned periodic premiums, and any unscheduled premiums without notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subdivisions and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment. Amounts will be transferred to the subdivisions and the guaranteed account in accordance with the owner's current net premium allocation instructions.

If the death benefit becomes payable while a loan is outstanding, the policy debt will be deducted in calculating the death benefit proceeds.

If on a monthly date the cash value less any policy debt (the cash surrender value) exceeds the amount of the monthly deduction due for the following policy month, the policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the policy. The notice will specify the amount that must be repaid to prevent termination.

Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to
terminate.  See "Tax Considerations," page   , for a discussion
of the tax treatment of policy loans, and the adverse tax consequences if a policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Cash Surrender Value

You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. Union Central may require return of the policy. A surrender charge may apply. See
"Surrender Charges," page   .  A surrender request will be
processed as of the date your notice and all required documents are received. Payment will generally be made within seven
calendar days.  See "When Proceeds are Paid," page   , and
"Payments from the Guaranteed Account," page   .  The cash
surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. See "Payment
Options," page   .  Your policy will terminate and cease to be in
force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10%
penalty tax.  See "Tax Considerations," page   .

Partial Cash Surrenders

You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $500. The partial surrender amount may not exceed the cash surrender value. There is no fee or charge imposed on a partial cash surrender. As of the date Union Central receives notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.

Unless the owner requests that a partial cash surrender be deducted from specified subdivisions, the partial cash surrender amount will be deducted from your account value in the subdivisions and in the guaranteed account pro-rata in proportion to the account value in each.

If death benefit Option A is in effect, Union Central will reduce the specified amount by the partial cash surrender amount. Union Central may reject a partial cash surrender request if the partial cash surrender would reduce the specified amount below $50,000, or if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Union Central.

Partial cash surrender requests will be processed as of the date notice is received by us, and generally will be paid within seven
calendar days.  See "When Proceeds Are Paid," page   , and
"Payments from the Guaranteed Account," page   .

A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also
trigger a 10% penalty tax.  See "Tax Considerations," page   .

Maturity Benefit

The maturity date is generally the insured's age 100. If the policy is still in force on the maturity date, the maturity benefit will be paid to you. The maturity benefit is equal to the cash surrender value on the maturity date.

Payment Options

Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Owners or beneficiaries should contact Union Central or their Union Central agent for information regarding payment options that may be available at the time of payment.


ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH
BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

The following tables have been prepared to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if periodic planned premiums were paid annually and the return on the assets in the each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subdivisions available under the policy, and that no amounts are allocated to the guaranteed account.

The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the selected portfolios. The tables assume an average annual expense ratio of 0.816% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on (i) the expense ratios of each of the portfolios, except the Templeton International Fund Class 2, for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a portfolio.; and (ii) for the Templeton International Fund Class 2, which commenced operations on May 1, 1997, the historical expenses of the Templeton International Fund Class 1 shares for the period ended December 31, 1996, and the Rule 12b-1 fees applicable to the Class 2 shares. For information on the portfolios' expenses, see the prospectuses for the portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.554%, 4.353% and 10.260%, respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%, respectively, thereafter.

The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.

The illustrations are based on Union Central's sex distinct preferred rates. Upon request, owner(s) will be furnished with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40            EXCEL CHOICE           $400,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
             $5,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    400000  400000  400000  3486   3726   3967    386    626    867
 2  10762   400000  400000  400000  7106   7810   8544    3936   4640   5374
 3  16551   400000  400000  400000  10622  12024  13542   7452   8854   10373
 4  22628   400000  400000  400000  14027  16366  18999   10858  13196  15830
 5  29010   400000  400000  400000  17327  20845  24967   14157  17675  21797

 6  35710   400000  400000  400000  20522  25468  31500   17669  22615  28647
 7  42746   400000  400000  400000  23621  30251  38668   21086  27715  36132
 8  50133   400000  400000  400000  26626  35200  46538   24407  32981  44320
 9  57889   400000  400000  400000  29536  40325  55187   27635  38423  53285
10  66034   400000  400000  400000  32348  45627  64694   30763  44042  63109

11  74586   400000  400000  400000  35342  51482  75643   34074  50214  74375
12  83565   400000  400000  400000  38239  57571  87751   37288  56620  86800
13  92993   400000  400000  400000  41029  63898  101142  40395  63264  100508
14  102893  400000  400000  400000  43708  70471  115962  43391  70154  115645
15  113287  400000  400000  400000  46264  77293  132368  46264  77293  132368

20  173596  400000  400000  400000  58376  116985 246782  58376  116985 246782
25  250567  400000  400000  536714  66103  165011 439929  66103  165011 439929
30  348804  400000  400000  881859  67770  224035 760223  67770  224035 760223


(1)  Assumes that no policy loans have been made.


(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40            EXCEL CHOICE           $400,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
             $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    400000  400000  400000  3408   3646   3885    308    546    785
 2  10762   400000  400000  400000  6879   7571   8293    3709   4402   5124
 3  16551   400000  400000  400000  10235  11607  13093   7066   8437   9923
 4  22628   400000  400000  400000  13468  15746  18314   10298  12576  15145
 5  29010   400000  400000  400000  16580  19996  24004   13410  16826  20835


 6  35710   400000  400000  400000  19558  24349  30200   16706  21496  27347
 7  42746   400000  400000  400000  22400  28803  36950   19864  26268  34414
 8  50133   400000  400000  400000  25099  33360  44309   22880  31141  42091
 9  57889   400000  400000  400000  27652  38018  52341   25751  36116  50440
10  66034   400000  400000  400000  30048  42771  61108   28464  41186  59523

11  74586   400000  400000  400000  32549  47968  71160   31282  46700  69892
12  83565   400000  400000  400000  34876  53289  82203   33925  52338  81252
13  92993   400000  400000  400000  37007  58720  94338   36373  58086  93705
14  102893  400000  400000  400000  38923  64252  107685  38606  63935  107368
15  113287  400000  400000  400000  40594  69866  122372  40594  69866  122372

20  173596  400000  400000  400000  44497  98786  222340  44497  98786  222340
25  250567  400000  400000  478593  37534  127353 392289  37534  127353 392289
30  348804  400000  400000  779679  10401  150646 672137  10401  150646 672137

(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40            EXCEL CHOICE           $400,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
             $5,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
 1  5250    403477  403717  403958  3477   3717   3958    377    617    858
 2  10762   407080  407782  408513  7080   7782   8513    3911   4612   5343
 3  16551   410571  411965  413475  10571  11965  13475   7401   8795   10305
 4  22628   413940  416261  418875  13940  16261  18875   10770  13091  15706
 5  29010   417192  420677  424761  17192  20677  24761   14022  17508  21591

 6  35710   420328  425218  431181  20328  25218  31181   17476  22366  28328
 7  42746   423358  429897  438197  23358  29897  38197   20822  27361  35661
 8  50133   426280  434717  445869  26280  34717  45869   24061  32499  43650
 9  57889   429095  439684  454264  29095  39684  54264   27193  37782  52362
10  66034   431798  444796  463446  31798  44796  63446   30213  43212  61861

11  74586   434665  450419  473981  34665  50419  73981   33397  49151  72713
12  83565   437417  456230  485565  37417  56230  85565   36466  55279  84614
13  92993   440044  462224  498299  40044  62224  98299   39410  61590  97665
14  102893  442537  468402  512298  42537  68402  112298  42220  68085  111981
15  113287  444884  474757  527683  44884  74757  127683  44884  74757  127683

20  173596  455722  511001  633025  55722  111001 233025  55722  111001 233025
25  250567  461225  551471  802687  61225  151471 402687  61225  151471 402687
30  348804  459371  594691  1076880 59371  194691 676880  59371  194691 676880

(1)  Assumes that no policy loans have been made.


(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40            EXCEL CHOICE           $400,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
             $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
 1  5250    403399  403636  403874  3399   3636   3874    299    536    774
 2  10762   406852  407541  408260  6852   7541   8260    3682   4371   5090
 3  16551   410180  411543  413020  10180  11543  13020   7010   8373   9850
 4  22628   413373  415632  418180  13373  15632  18180   10203  12463  15010
 5  29010   416433  419814  423780  16433  19814  23780   13263  16644  20610

 6  35710   419347  424076  429850  19347  24076  29850   16494  21223  26997
 7  42746   422108  428412  436729  22108  28412  36429   19572  25877  33893
 8  50133   424712  432819  443560  24712  32819  43560   22493  30600  41341
 9  57889   427152  437291  451292  27152  37291  51292   25250  35389  49391
10  66034   429415  441814  459670  29415  41814  59670   27830  40229  58086

11  74586   431758  446725  469213  31758  46725  69213   30490  45457  67945
12  83565   433901  451694  479600  33901  51694  79600   32950  50743  78649
13  92993   435818  456697  490895  35818  56697  90895   35184  56063  90261
14  102893  437488  461709  503171  37488  61709  103171  37171  61392  102854
15  113287  438876  466693  516493  38876  66693  116493  38876  66693  116493

20  173596  440724  490083  602068  40724  90083  202068  40724  90083  202068
25  250567  430550  506093  729433  30550  106093 329433  30550  106093 329433
30  348804  400224  502661  915100  224    102661 515100  224    102661 515100

(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50            EXCEL CHOICE           $250,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
             $5,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
 1  5565    250000  250000  250000  3618   3871   4125    865    1118   1372
 2  11408   250000  250000  250000  7366   8104   8873    4541   5278   6047
 3  17544   250000  250000  250000  10994  12461  14050   8168   9635   11224
 4  23986   250000  250000  250000  14502  16945  19700   11676  14120  16874
 5  30750   250000  250000  250000  17885  21559  25869   15059  18733  23044

 6  37853   250000  250000  250000  21140  26306  32614   18597  23763  30071
 7  45310   250000  250000  250000  24278  31202  40008   22017  28941  37747
 8  53141   250000  250000  250000  27313  36270  48139   25335  34292  46161
 9  61363   250000  250000  250000  30257  41529  57101   28561  39834  55406
10  69996   250000  250000  250000  33114  46997  66995   31701  45584  65583

11  79061   250000  250000  250000  36180  53068  78444   35049  51938  77314
12  88579   250000  250000  250000  39177  59427  91176   38329  58580   90328
13  98573   250000  250000  250000  42100  66087  105341  41535  65522   104776
14  109066  250000  250000  250000  44944  73064  121112  44661  72781   120829
15  120085  250000  250000  250000  47710  80378  138688  47710  80378   138688

20  184012  250000  250000  303524  59068  121826 261659  59068  121826  261659
25  265601  250000  250000  500489  65522  174357 467747  65522  174357  467747
30  369732  250000  255684  850747  59014  243508 810235  59014  243508  810235


(1)   Assumes that no policy loans have been made.


(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50        EXCEL CHOICE           $250,000 SPECIFIED AMOUNT
PREFERRED                                           DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
             $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
 1  5565    250000  250000  250000  3386   3631   3877    633    878    1124
 2  11408   250000  250000  250000  6808   7514   8251    3982   4688   5425
 3  17544   250000  250000  250000  10074  11463  12972   7248   8638   10146
 4  23986   250000  250000  250000  13174  15471  18067   10348  12646  15242
 5  30750   250000  250000  250000  16092  19525  23563   13266  16699  20737

 6  37853   250000  250000  250000  18818  23615  29495   16275  21072  26952
 7  45310   250000  250000  250000  21339  27732  35901   19078  25471  33641
 8  53141   250000  250000  250000  23649  31872  42836   21671  29893  40858
 9  61363   250000  250000  250000  25737  36028  50357   24041  34332  48661
10  69996   250000  250000  250000  27582  40183  58520   26169  38770  57107

11  79061   250000  250000  250000  29422  44663  67858   28291  43533  66728
12  88579   250000  250000  250000  30981  49150  78095   30133  48302  77247
13  98573   250000  250000  250000  32222  53620  89338   31657  53055  88773
14  109066  250000  250000  250000  33103  58043  101715  32820  57761  101433
15  120085  250000  250000  250000  33574  62388  115381  33574  62388  115381

20  184012  250000  250000  250000  28152  82075  211786  28152  82075  211786
25  265601  250000  250000  406077  952    93798  379511  952    93798  379511
30  369732  0       250000  689664  0      82710  656823  0      82710  656823

(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50            EXCEL CHOICE           $250,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
             $5,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
                                                                            THE
 1  5565    253601  253853  254105  3601   3853   4105    848    1100   1352
 2  11408   257316  258049  258812  7316   8049   8812    4490   5223   5986
 3  17544   260892  262343  263915  10892  12343  13915   8066   9517   11090
 4  23986   264327  266736  269452  14327  16736  19452   11501  13911  16626
 5  30750   267614  271224  275456  17614  21224  25456   14789  18398  22630

 6  37853   270750  275802  281969  20750  25802  31969   18207  23259  29425
 7  45310   273742  280482  289049  23742  30482  39049   21481  28221  36788
 8  53141   276605  285281  296768  26605  35281  46768   24627  33303  44790
 9  61363   279351  290214  305202  29351  40214  55202   27656  38519  53507
10  69996   281986  295291  314429  31986  45291  64429   30573  43879  63016

11  79061   284795  300889  325027  34795  50889  75027   33665  49759  73896
12  88579   287506  306688  336697  37506  56688  86697   36658  55841  85850
13  98573   290109  312691  349547  40109  62691  99547   39544  62126  98982
14  109066  292599  318896  363695  42599  68896  113695  42316  68614  113412
15  120085  294975  325314  379280  44975  75314  129280  44975  75314  129280

20  184012  303420  359002  482635  53420  109002 232635  53420  109002 232635
25  265601  304913  394283  646820  54913  144283 396820  54913  144283 396820
30  369732  289132  419393  898834  39132  169393 648834  39132  169393 648834


(1)  Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50            EXCEL CHOICE           $250,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
             $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
 1  5565    253365  253609  253854  3365   3609   3854    612    856    1101
 2  11408   256747  257447  258177  6747   7447   8177    3922   4621   5352
 3  17544   259950  261321  262810  9950   11321  12810   7125   8496   9984
 4  23986   262962  265218  267767  12962  15218  17767   10136  12393  14941
 5  30750   265763  269116  273058  15763  19116  23058   12937  16290  20232

 6  37853   268339  272995  278699  18339  22995  28699   15796  20452  26156
 7  45310   270673  276836  284704  20673  26836  34704   18413  24575  32444
 8  53141   272757  280622  291098  22757  30622  41098   20779  28644  39120
 9  61363   274577  284335  297902  24577  34335  47902   22881  32639  46206
10  69996   276106  287938  305125  26106  37938  55125   24693  36525  53712

11  79061   277569  291724  313219  27569  41724  63219   26439  40594  62089
12  88579   278691  295358  321842  28691  45358  71842   27843  44510  70994
13  98573   279429  298786  331003  29429  48786  81003   28864  48221  80438
14  109066  279735  301943  340704  29735  51943  90704   29452  51661  90421
15  120085  279556  304758  350942  29556  54758  100942  29556  54758  100942

20  184012  269907  311258  410489  19907  61258  160489  19907  61258  160489
25  265601  0       294684  481645  0      44684  231645  0      44684  231645
30  369732  0       0       552104  0      0      302104  0      0      302104

(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.554%, 4.353%, and 10.260% respectively, during the first ten policy years, and -1.060%, 4.876%, and 10.812%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

Incontestability. Subject to state regulation, Union Central will not contest the policy, or any supplemental and/or rider benefits (except accidental death and/or disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved. Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.

Suicide Exclusion. Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. The policy will be terminated, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase. In such case, prior to calculating the death benefit, Union Central will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

Misstatement of Age or Sex. If the insured's age or sex has been misstated in the application for the policy or in any application for supplemental and/or rider benefits:

if the misstatement becomes known after the death of the insured, then the death benefit under the policy or such supplemental and/or rider benefits will be adjusted to the correct amount (reflecting the correct age or sex) for the monthly deduction made for the month in which death occurred;

if the misstatement becomes known during the lifetime of the insured, policy values will be adjusted to those based on the correct monthly deductions (reflecting the correct age or sex) since the policy date. If the policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and notification will be sent to the owner at least 61 days prior to the end of the grace period.

Other Changes. At any time Union Central may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

Union Central will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Union Central may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Union Central's policy owners. See also "Payments from the
Guaranteed Account," page   .

Reports to Policy Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: account value; cash value; death benefit; amount of interest credited to the guaranteed account; change in value of the variable account; premiums paid since the last report; loans; partial cash surrenders; expense charges; and cost of insurance charges since the prior report; and any other information required by law.
You will also be sent an annual and a semi-annual report for each portfolio underlying a subdivision to which you have allocated account value, including a list of the securities held in each portfolio, as required by the 1940 Act. In addition, when you pay premium payments, or if you take out a loan, transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions.

Assignment

The policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Union Central, it must be in writing and filed at the home office. Once Union Central has received a signed copy of the assignment, the owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Union Central assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any policy debt.

Reinstatement

The policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your policy for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits may be available and added to your policy. Any monthly charges for these benefits and/or riders will be deducted from your account
value as part of the monthly deduction (see page   ).  The
supplemental and/or rider benefits available with the policies provide fixed benefits that do not vary with the investment experience of the separate account.

Term Insurance Rider for Other Insured Persons. Provides a death benefit amount payable on the death of other insured persons specified. The other insured death benefit amount may be changed, subject to certain conditions. In addition, the rider coverage may be converted to a new policy on the other insured, subject to certain conditions.

Scheduled Increase Option Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase is specified in the rider. The rate class applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.


Guaranteed Death Benefit Rider. Provides that the policy will remain in force and will not lapse during the Guaranteed Death Benefit Period, provided that the sum of premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the Guaranteed Death Benefit Premium times the number of policy months since the policy date. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the Guaranteed Death Benefit Premium multiplied by the number of policy months since the policy date. Once terminated, this rider will not be reinstated. This rider is not available for all ages and rate classes, or under certain circumstances where the Term Insurance Rider for Other Insured Persons is also added to the policy.

Cost of Living Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase will be based on increases in the Consumer Price Index, as specified in the rider. The rate class applicable to the cost of living increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.

Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual dates nearest the insured's 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Option dates may be advanced in the event of the insured's marriage or adoption of a child.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the insured's death results from certain accidental causes. There is no cash value for this benefit.

Total Disability Benefit Rider - Waiver of Monthly Deduction.
Provides for waiver of the monthly deduction during the total disability of the insured.

Total Disability Benefit Rider - Policy Continuation to Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured.

Children's Insurance Rider. Provides a death benefit payable on the death of a child of the insured. More than one child can be covered. There is no cash value for this benefit.


Insurance Exchange Rider. Provides the right to exchange the policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured, and may result in a cost or credit to the owner. The new policy can be any adjustable life insurance policy issued by Union Central at the time the exchange privilege is exercised. The policy date for the new policy will generally be the same as the policy date of the exchanged policy; the issue date for the new policy will be the date of exchange. The initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange. There is no cost for this rider, and there are no charges or other fees imposed under the policy or the new policy at the time of the exchange. For purposes of calculating any surrender charges subsequently imposed on the policy acquired by exchange, we will take into account the number of policy years that this policy, and the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange.

Accelerated Benefits Rider. Union Central intends to offer in the future a rider benefit that will allow you to receive an accelerated payment of a portion of the policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to conditions specified in the rider. We will make the accelerated benefits rider available to you only if (1) your state insurance department has approved the rider, and (2) the availability of the rider will not, in Union Central's view, jeopardize the qualification of the policy as life insurance under federal income tax law. However, Union Central may determine not to offer the benefit, or may offer a substantially different benefit, to the extent that we deem advisable in light of future clarification or interpretation of applicable federal income tax law. If the accelerated benefit rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to Union Central. You should consult your tax adviser before you request accelerated payment.

ADDITIONAL RULES AND LIMITS APPLY TO THESE SUPPLEMENTAL AND/OR RIDER BENEFITS. NOT ALL SUCH BENEFITS MAY BE AVAILABLE AT ANY TIME AND IN ANY GIVEN STATE, AND SUPPLEMENTAL AND/OR RIDER BENEFITS IN ADDITION TO THOSE LISTED ABOVE MAY BE MADE AVAILABLE. PLEASE ASK YOUR UNION CENTRAL AGENT FOR FURTHER INFORMATION, OR CONTACT THE HOME OFFICE.

Participating

The policy is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by our Board of Directors in its sole discretion. Union Central does not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.


State Variations

Certain policy features, including the "free look," incontestability, and suicide provisions, are subject to state variation. The owner should read his or her policy carefully to determine whether any variations apply in the state in which the policy is issued.


TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all situations.
This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon Union Central's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal income tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be applied is limited. If a policy were determined not to be a life insurance contract for purposes of
Section 7702, such policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a policy issued on a standard basis, Union Central believes that such a policy should meet the Section 7702 definition of a life insurance contract. With respect to a policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not a policy issued on a substandard basis would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy.

If it is subsequently determined that a policy does not satisfy
Section 7702, Union Central may take whatever steps are appropriate and reasonable to attempt to cause such a policy to comply with Section 7702. For these reasons, Union Central reserves the right to modify the policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each of the subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The subaccounts, through the portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the portfolio's assets are to be invested. Union Central believes that the subaccounts will, thus, meet the diversification requirements, and Union Central will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the subaccounts used to support their contracts. In those circumstances, income and gains from the subaccount assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of subaccount assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of subaccount assets. For example, an owner has additional flexibility in allocating premium payments and account value. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the subaccounts. In addition, Union Central does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Union Central therefore reserves the right to modify the policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the subaccounts.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. Union Central believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a policy, a change in the policy's death benefit option, a policy loan, a partial cash surrender, a surrender, a change in ownership, or an assignment of the policy may have Federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depends on the circumstances of each owner or beneficiary.

The policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the owner will not be deemed to be in constructive receipt of the account value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract." Whether a policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a policy or when benefits are paid at a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to life insurance contracts entered into or materially changed after June 20, 1988. The rules relating to whether a policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. In general, a policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums. A policy may also become a Modified Endowment Contract after a material change. The determination of whether a policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and account value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each policy. In view of the foregoing, a current or prospective owner should consult with a competent tax advisor to determine whether a policy transaction will cause the policy to be treated as a Modified Endowment Contract. Union Central has established procedures for monitoring premium payments made under the policies and for making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a Modified Endowment Contract due to the payment of premiums. If acceptance of a premium paid would, in Union Central's view, cause the policy to become a Modified Endowment Contract, then to the extent feasible Union Central will not accept that portion of the premium that would cause the policy to become a Modified Endowment Contract unless the owner confirms in writing the owner's intent to convert the policy to a Modified Endowment Contract. Union Central may return that portion of the payment pending receipt of instructions from the owner.

Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial cash surrender from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the account value immediately before the distribution over the investment in the policy described below) at such time. Second, loans taken from or secured by such a policy are treated as distributions from the policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan is made on or after the owner attains age 59-1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

If a policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a policy that is not a Modified Endowment Contract are generally treated as first, recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a Modified
Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax rule.

Policy Loan Interest. Interest paid on any loan under a policy is generally not deductible. A qualified tax adviser should be consulted before deducting any policy loan interest.

Investment in the Policy. Investment in the policy means: (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

Multiple Policies. All Modified Endowment Contracts that are issued by Union Central (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an owner's gross income under Section 72(e) of the Code.

Possible Charge for Union Central's Taxes

At the present time, Union Central makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that it incurs that may be attributable to the subaccounts or to the policies. Union Central, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the subaccounts or to the policies. Owners will be notified in advance of the imposition of any such charges for taxes. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable subaccount to Union Central's General Account. Any investment earnings on tax charges accumulated in a subaccount will be retained by Union Central.


OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL

Sale of the Policies

The policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue the offering. Applications for policies are solicited by agents who are licensed by applicable state insurance authorities and appointed by us to sell our variable life contracts and who are also registered representatives of Carillon Investments, Inc. ("Carillon Investments") or of a broker-dealer that has entered into a selling agreement with Carillon Investments. The address of Carillon Investments, one of our wholly-owned subsidiaries,
is 1876 Waycross Road, Cincinnati, Ohio  45240.   Carillon
Investments is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


Carillon Investments acts as the principal underwriter (as defined in the 1940 Act) for the separate account, pursuant to an underwriting agreement between Union Central and Carillon Investments. Carillon Investments is not obligated to sell any specific number of policies. Selling agents may be paid a maximum of 50% of planned periodic premiums paid up to an amount equal to one "target premium," plus 2% of any other first-year premiums. A "target premium" is an amount of premium based on the insured's age at issue, sex, rate class, specified amount, and supplemental and/or rider benefits. Selling agents may also receive service fees in policy years after the first, additional compensation based on persistency or other policy-related factors, as well as non-cash compensation. Sales managers may also be compensated.


Union Central Directors and Executive Officers

The following table sets forth the name, age, address and principal occupations during the past five years of each of Union Central's directors and executive officers.



Name and Principal
Business Address*             Positions with Depositor and Background
---------------               ---------------------------------------
Philip G. Barach              Director, Union Central; prior to 1994,
9403 Kenwood Road             Chairman of the Board, U.S. Shoe Corporation
Suite D100
Cincinnati, Ohio  45242


V. Anderson Coombe            Director, Union Central; Chairman of the Board,
2503 Spring Grove Avenue      The Wm. Powell Company
Cincinnati, Ohio  45214

William A. Friedlander        Director, Union Central; Chairman,
36 East Fourth Street         Bartlett & Co.
Cincinnati, Ohio  45202

William G. Kagler             Director, Union Central; former Chairman of the
18 Hampton Court              Board, Swallen's, Inc.; prior to November, 1995
Cincinnati, Ohio  45208       various executive positions with Skyline Chili,
                              Inc.

Lawrence A. Leser             Director, Union Central; Chairman, The E. W.
312 Walnut Street             Scripps Company; prior to August, 1994,
Cincinnati, Ohio  45202       President and CEO, The E.W. Scripps Company

Francis V. Mastrianna, Ph.D.  Director, Union Central; Dean, College of
Slippery Rock University      Information Science and Business
Slippery Rock, PA 16057       Administration, Slippery Rock University of
                              of Pennsylvania

Mary D. Nelson, FSA           Director, Union Central; President, Nelson and
105 West Fourth Street        Company
Cincinnati, Ohio  45202

Paul G. Pearson, Ph.D.        Director, Union Central; President Emeritus,
5110 Bonham Road              Miami University; prior to 1993, President,
Oxford, Ohio  45056           Miami University

Thomas E. Petry               Director, Union Central; Chairman of the Board
580 Walnut Street             and CEO, Eagle-Picher Industries, Inc.
Cincinnati, Ohio  45202

Larry R. Pike*                Chairman, President and Chief Executive Officer,
                              Union Central

Myrtis H. Powell, Ph.D.       Director, Union Central; Vice President of
Miami University              Student Affairs, Miami University
113 Warfield Hall
Oxford, Ohio 45056

Dudley S. Taft                Director, Union Central; President, Taft
312 Walnut Street             Broadcasting Company
Suite 3550
Cincinnati, Ohio  45202

John M. Tew, Jr., M.D.        Director, Union Central; Professor and
506 Oak Street                Chairman,  Department of Neurosurgery,
Cincinnati, Ohio  45219       University of Cincinnati Medical Center, and
                              Member, Mayfield Clinic

George L. Clucas*             Senior Vice President, Union Central; Chairman,
                              President and Chief Executive Officer,
                              Carillon Advisers, Inc.

Charles W. Grover*            Executive Vice President, Union Central;
                              prior to August, 1994, Vice President of
                              U.S. Marketing, Manufacturers Life Insurance
                              Company

Stephen R. Hatcher*           Executive Vice President and Chief Financial
                              Officer, Union Central

John H. Jacobs*               Executive Vice President, Union Central

Dale D. Johnson*              Senior Vice President, Union Central

Gerald A. Lockwood*           Senior Vice President and Corporate Actuary,
                              Union Central

David F. Westerbeck*          Senior Vice President, General Counsel and
                              Secretary, Union Central


* The principal business address of the person designated is 1876 Waycross Road, Cincinnati, Ohio 45240.

State Regulation

Union Central is subject to regulation by the Department of Insurance of the State of Ohio, which periodically examines the financial condition and operations of Union Central. Union Central is also subject to the insurance laws and regulations of all jurisdictions where it does business. The policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Union Central is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

The financial statements of Carillon Life Account at December 31, 1996 and for the year then ended, and of The Union Central Life Insurance Company at December 31, 1996 and 1995 and for the years then ended, appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial Matters

Actuarial matters included in this prospectus have been examined by Kristal E. Hambrick, FSA, MAAA, of Union Central, whose opinion is filed as an exhibit to the Registration Statement.


Litigation

No litigation is pending that would have a material effect upon the separate account.

Legal Matters

Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

The financial statements of the separate account and of Union Central appear on the following pages. The financial statements of Union Central should be distinguished from financial statements of the separate account and should be considered only as bearing upon Union Central's ability to meet its obligations under the policies.

               Financial Statements


               Carillon Life Account

               December 31, 1996

(letterhead)
ERNST & YOUNG LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202
Phone: 513 621 6454


                 Report of Independent Auditors
=============================================================


To the Contractholders of Carillon Life
Account and the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Carillon Life Account (comprised of the Carillon Fund, Inc. Equity, Capital, Bond, and S & P 500 Index Subaccounts, the Scudder Variable Life Investment Fund Money Market, Capital Growth, and International Subaccounts, MFS Variable Insurance Trust Growth with Income and High Income Subaccounts, and TCI Portfolios, Inc. Growth Subaccount) as of December 31, 1996, the related statements of operations for the year then ended and the statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the number of shares owned as of December 31, 1996, by correspondence with the transfer agents for Carillon Fund, Inc. Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, and TCI Portfolios, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Carillon Life Account at December 31, 1996, the results of their operations and changes in net assets for the year then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP


March 5, 1997

               CARILLON LIFE ACCOUNT
        STATEMENT OF ASSETS AND LIABILITIES
====================================================
DECEMBER 31, 1996

                                           Carillon Fund, Inc
                                           (affiliated issuers)

                                                                   S&P 500
                                  Equity     Capital    Bond       Index
                                  Subaccount Subaccount Subaccount Subaccount
ASSETS
Investments in shares
 of Carillon Fund, Inc.
 at value (cost $290,249;
 $37,220; $41,761; $558,108)      $315,492   $38,788    $41,912    $595,950
                                  --------   -------    -------    --------
Due from The Union Central
 Life Insurance Co.
         Total Assets             $315,492   $38,788    $41,912    $595,950
                                  ========   =======    =======    ========
LIABILITIES

Payable to The Union Central
 Life Insurance Co.
 mortality and expense risk
 charges                          $1,687     $159       $369       $3,025

NET ASSETS
 (Contract Owners' Equity)
Equity Subaccount:
   26,326.12 Accumulation units
   @ $11.91990                    313,805

Capital Subaccount:
   3,475.76 Accumulation units
   @ $11.11389                               38,629

Bond Subaccount:
   3,914.14 Accumulation units
   @ $10.61350                                          41,543

S & P Subaccount:
   50,735.13 Accumulation units
   @ $11.68668                                                     592,925
                                  --------   -------    -------    --------

Total Liabilities and Net Assets  $315,492   $38,788    $41,912    $595,950
                                  ========   =======    =======    ========



                                          Scudder Variable Life
                                             Investment Fund
                                          (unaffiliated issuers)

                                     Money       Capital
                                     Market      Growth      International
                                     Subaccount  Subaccount  Subaccount
                                     ----------  ----------  ----------
ASSETS
Investments in securities of
 unaffiliated issuers at value
 (cost $ 222,740; $177,641
 $195,916; $139,140; $40,560;
 $273,206)                           $ 222,740   $ 192,136   $ 205,512

Due from The Union Central
   Life Insurance Co.
                                     ---------   ---------   ---------
         Total Assets                $ 222,740   $ 192,136   $ 205,512
                                     ---------   ---------   ---------
LIABILITIES

Payable to The Union Central
 Life Insurance Co.
 mortality and expense
 risk charges                        $  3,658    $  1,400    $  1,777

NET ASSETS
(Contract Owners' Equity)
Money Market Subaccount:
   21,025.06 Accumulation units
   @ $10.42006                        219,082

Capital Growth Subaccount:
   16,877.42 Accumulation units
   @ $11.30123                                    190,736

International Subaccount:
   18,261.97 Accumulation units
   @ $11.15627                                                203,735
                                     ---------   ---------   ---------

Total Liabilities and Net Assets     $222,740    $192,136    $205,512
                                     =========   =========   =========




                                      MFS Variable
                                     Insurance Trust      TCI Portfolio, Inc.
                                  (unaffiliated issuers) (unaffiliated issuer)
                                  Growth
                                  With        High
                                  Income      Income          Growth
                                  Subaccount  Subaccount      Subaccount
                                  ----------  ----------      ----------
ASSETS
Investments in securities
 of unaffiliated issuers at
 value (cost $ 222,740;
 $177,641 $195,916; $139,140;
 $40,560; $273,206)                 $146,226    $ 40,446        $257,956

Due from The Union Central
   Life Insurance Co.                                           $  4,087
                                    --------    --------        --------
Total Assets                        $146,226    $ 40,446        $262,043
                                    ========    ========        ========
LIABILITIES

Payable to The Union Central
 Life Insurance Co.
 mortality and expense
 risk charges                       $  3,683    $  2,369        $  799

NET ASSETS
(Contract Owners' Equity)

Growth with Income Subaccount:
  12,377.12 Accumulation units
  @ $11.51668                        142,543

High Income Subaccount:
  3,704.87 Accumulation units
  @ $10.27768                                     38,077

Growth Subaccount:
  27,704.30 Accumulation units
  @ $9.42973                                                     261,244
                                    --------    --------        --------

Total Liabilities and Net Assets    $146,226    $ 40,446        $262,043
                                    ========    ========        ========


              CARILLON LIFE ACCOUNT
             STATEMENT OF OPERATIONS
===================================================
YEAR ENDED DECEMBER 31, 1996

                                         Carillon Fund, Inc
                                        (affiliated issuers)
                           ----------------------------------------------
                           Equity     Capital    Bond       S&P 500 Index
                           Subaccount Subaccount Subaccount Subaccount
                           ---------- ---------- ---------- ----------
INVESTMENT INCOME
Dividend Income            $ 2,494    $  644     $ 1,160    $ 4,674

EXPENSES
Mortality and expense
    risk charge              1,952       243         424      3,516
                           -------    ------     -------    -------
NET INVESTMENT
 INCOME(EXPENSE)               542       401         736      1,158
                           -------    ------     -------    -------

REALIZED AND UNREALIZED
GAIN(LOSS) ON INVESTMENTS
Net realized gain(loss)
 on invesetments               324        40         (73)     1,486
                           -------    ------     -------    -------
Net unrealized
appreciation(depreciation)
of invesetments             25,243     1,569         151     37,842
                           -------    ------     -------    -------

NET REALIZED
AND UNREALIZED
GAIN(LOSS) ON
INVESTMENTS                 25,567     1,609          78     39,328
                           -------    ------     -------    -------
NET INCREASE(DECREASE)
IN NET ASSETS FROM
OPERATIONS                 $26,109    $2,010     $   814    $40,486
                           =======    ======     =======    =======


                                  Scudder Variable Life
                                     Investment Fund
                                  (unaffiliated issuers)
                              --------------------------------
                              Money      Capital
                              Market     Growth     International
                              Subaccount Subaccount Subaccount
                              ---------- ---------- ----------
INVESTMENT INCOME
   Dividend Income            $ 4,564    $   745    $     6

EXPENSES
Mortality and expense
    risk charge                 3,658      1,404      1,877
                              -------    -------    -------
NET INVESTMENT
INCOME(EXPENSE)                   906       (659)    (1,871)
                              -------    -------    -------

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss)            0        383        216
        on invesetments
                              -------    -------    -------
Net unrealized
appreciation(depreciation)
        of invesetments             0     14,495      9,596
                              -------    -------    -------

NET REALIZED AND UNREALIZED
GAIN(LOSS) ON INVESTMENTS           0     14,878      9,812
                              -------    -------    -------
NET INCREASE/(DECREASE)
IN NET ASSETS FROM
OPERATIONS                    $   906    $14,219     $7,941
                              =======    =======    =======

                               MFS Variable
                              Insurance Trust         TCI Portfolio, Inc.
                           (unaffiliated issuers)   (unaffiliated issuers)
                           ----------------------    --------------------
                           Growth       High
                           with Income  Income             Growth
                           Subaccount   Subaccount         Subaccount
                           ----------   ----------         ----------
INVESTMENT INCOME
Dividend Income            $ 2,505      $ 2,223            $  1,673

EXPENSES
Mortality and expense
risk charge                  3,747        2,510               2,647
                           -------      -------            --------
NET INVESTMENT
INCOME(EXPENSE)             (1,242)        (287)               (974)
                           -------      -------            --------

REALIZED AND UNREALIZED
GAIN(LOSS) ON INVESTMENTS
Net realized gain(loss)
on invesetments                642          108                (669)
                           -------      -------            --------

Net unrealized
appreciation(depreciation)
of invesetments              7,086         (115)            (11,163)
                           -------      -------            --------

NET REALIZED
AND UNREALIZED
GAIN(LOSS) ON
INVESTMENTS                  7,728           (7)            (11,832)
                           -------      -------            --------
NET INCREASE(DECREASE)
IN NET ASSETS
FROM OPERATIONS            $ 6,486      $  (294)           $(12,806)
                           =======      =======            ========

The accompanying notes are an integral part of the financial statements.

              CARILLON LIFE ACCOUNT
       STATEMENT OF CHANGES IN NET ASSETS
==================================================

                                                  Carillon Fund, Inc.
                                                  Equity Subaccount
                                              ----------------------------
                                              Year Ended December 31, 1996

OPERATIONS
   Net investment income                                 $    542
   Net realized gain on investments                           324
   Net unrealized appreciation of investments              25,243
                                                         --------
 Net increase in net assets resulting from operations      26,109
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                             162,065
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                      163,877
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                      (37,005)
   Surrenders                                              (1,241)
                                                         --------
Net proceeds from equity transactions                     287,696
                                                         --------

NET INCREASE IN NET ASSETS                                313,805

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                 $313,805
                                                         ========

The accompanying notes are an integral part of the financial statements.

               CARILLON LIFE ACCOUNT
        STATEMENT OF CHANGES IN NET ASSETS
===================================================

                                                  Carillon Fund, Inc.
                                                  Capital Subaccount
                                              ----------------------------
                                              Year Ended December 31, 1996
OPERATIONS
   Net investment income                                     $401
   Net realized gain on investments                            40
   Net unrealized appreciation of investments               1,569
                                                         --------
   Net increase in net assets resulting from operations     2,010
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                              19,390
   Transfers from other subaccounts and
   Guaranteed Account of The Union

   Central Life Insurance Company                          24,457

   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                       (6,529)
   Surrenders                                                (700)
                                                         --------
        Net proceeds from equity transactions              36,619
                                                         --------

NET INCREASE IN NET ASSETS                                 38,629

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                 $ 38,629
                                                         ========

The accompanying notes are an integral part of the financial statements.

            CARILLON LIFE ACCOUNT
      STATEMENT OF CHANGES IN NET ASSETS
=================================================

                                                   Carillon Fund, Inc.
                                                     Bond Subaccount
                                              ----------------------------
                                              Year Ended December 31, 1996



OPERATIONS
Net investment income                                        $736
   Net realized loss on investments                           (73)
   Net unrealized appreciation of investments                 151
                                                         --------
 Net increase in net assets resulting from operations         814
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                              16,343
   Transfers from other subaccounts and
       Guaranteed Account of The Union
       Central Life Insurance Company                      31,830
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                       (6,741)
   Surrenders                                                (703)
                                                         --------
 Net proceeds from equity transactions                     40,729
                                                         --------

NET INCREASE IN NET ASSETS                                 41,543

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                  $41,543
                                                         ========

The accompanying notes are an integral part of the financial statements.

            CARILLON LIFE ACCOUNT
      STATEMENT OF CHANGES IN NET ASSETS
=============================================

                                                  Carillon Fund, Inc.
                                                S&P 500 Index Subaccount
                                              ----------------------------
                                              Year Ended December 31, 1996

OPERATIONS
   Net investment income                                 $  1,158
   Net realized gain on investments                         1,486
   Net unrealized appreciation of investments              37,842
                                                         --------
Net increase in net assets resulting from operations       40,486
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                             350,824
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                      289,698
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                      (87,357)
   Surrenders                                                (726)
                                                         --------
          Net proceeds from equity transactions           552,439
                                                         --------

NET INCREASE IN NET ASSETS                                592,925

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                 $592,925
                                                         ========

The accompanying notes are an integral part of the financial statements.

              CARILLON LIFE ACCOUNT
       STATEMENT OF CHANGES IN NET ASSETS
===============================================

                                       Scudder Variable Life Investment Fund
                                              Money Market Subaccount
                                       -------------------------------------
                                           Year Ended December 31, 1996

OPERATIONS
   Net investment income                                 $      906
                                                         ----------
 Net increase in net assets resulting from operations           906
                                                         ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             1,382,766
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                         59,085
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                     (1,223,675)
                                                         ----------

   Net proceeds from equity transactions                    218,176
                                                         ----------

NET INCREASE IN NET ASSETS                                  219,082

NET ASSETS (Beginning of year)                                    0
                                                         ----------
NET ASSETS (End of year)                                 $  219,082
                                                         ==========

The accompanying notes are an integral part of the financial statements.

           CARILLON LIFE ACCOUNT
     STATEMENT OF CHANGES IN NET ASSETS
============================================

                                       Scudder Variable Life Investment Fund
                                              Capital Growth Subaccount
                                       -------------------------------------
                                            Year Ended December 31, 1996

OPERATIONS
   Net investment expense                                   ($659)
   Net realized gain on investments                           383
   Net unrealized appreciation of investments              14,495
                                                         --------
Net increase in net assets resulting from operations       14,219
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                              88,184
   Transfers from other subaccounts and
       Guaranteed Account of The Union
       Central Life Insurance Company                     117,736
   Transfers to other subaccounts and
       Guaranteed Account of The Union
       Central Life Insurance Company                     (28,683)
   Surrenders                                                (721)
                                                         --------
           Net proceeds from equity transactions          176,517
                                                         --------

NET INCREASE IN NET ASSETS                                190,736

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                 $190,736
                                                         ========

The accompanying notes are an integral part of the financial statements.

            CARILLON LIFE ACCOUNT
      STATEMENT OF CHANGES IN NET ASSETS
=============================================

                                      Scudder Variable Life Investment Fund
                                              International Subaccount
                                      -------------------------------------
                                             Year Ended December 31, 1996

OPERATIONS
   Net investment expense                                 ($1,871)
   Net realized gain on investments                           216
   Net unrealized appreciation of investments               9,596
                                                         --------
Net increase in net assets resulting from operations        7,941
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                              78,115
   Transfers from other subaccounts and
       Guaranteed Account of The Union
       Central Life Insurance Company                     147,720
   Transfers to other subaccounts and
       Guaranteed Account of The Union
       Central Life Insurance Company                     (28,424)
   Surrenders                                              (1,617)
                                                         --------
     Net proceeds from equity transactions                195,794
                                                         --------

NET INCREASE IN NET ASSETS                                203,735

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                 $203,735
                                                         ========

The accompanying notes are an integral part of the financial statements.

             CARILLON LIFE ACCOUNT
      STATEMENT OF CHANGES IN NET ASSETS
=============================================

                                              MFS Variable Insurance Trust
                                              Growth with Income Subaccount
                                              -----------------------------
                                              Year Ended December 31, 1996

OPERATIONS
   Net investment expense                                 ($1,242)
   Net realized gain on investments                           642
   Net unrealized appreciation of investments               7,086
                                                         --------
Net increase in net assets resulting from operations        6,486
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                              73,157
   Transfers from other subaccounts and
       Guaranteed Account of The Union
       Central Life Insurance Company                      82,680
   Transfers to other subaccounts and
       Guaranteed Account of The Union
       Central Life Insurance Company                     (19,053)
   Surrenders                                                (726)
                                                         --------
          Net proceeds from equity transactions           136,057
                                                         --------

NET INCREASE IN NET ASSETS                                142,543

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                 $142,543
                                                         ========

The accompanying notes are an integral part of the financial statements.

            CARILLON LIFE ACCOUNT
      STATEMENT OF CHANGES IN NET ASSETS
=============================================

                                             MFS Variable Insurance Trust
                                                High Income Subaccount
                                             -----------------------------
                                              Year Ended December 31, 1996


OPERATIONS
   Net investment expense                                   ($287)
   Net realized gain on investments                           108
   Net unrealized depreciation of investments                (115)
                                                         --------
Net increase in net assets resulting from operations         (294)
                                                         --------

EQUITY TRANSACTIONS
   Contract purchase payments                              16,133
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                       28,673
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                       (5,463)
   Surrenders                                                (972)
                                                         --------
         Net proceeds from equity transactions             38,371
                                                         --------

NET INCREASE IN NET ASSETS                                 38,077

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                  $38,077
                                                         ========

The accompanying notes are an integral part of the financial statements.

              CARILLON LIFE ACCOUNT
        STATEMENT OF CHANGES IN NET ASSETS
=================================================

                                                  TCI Portfolio, Inc.
                                                   Growth Subaccount
                                              ----------------------------
                                              Year Ended December 31, 1996

OPERATIONS
   Net investment expense                                   ($974)
   Net realized loss on investments                          (669)
   Net unrealized depreciation of investments             (11,163)
                                                         --------
 Net increase in net assets resulting from operations     (12,806)
                                                         --------
EQUITY TRANSACTIONS
   Contract purchase payments                             141,190
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                      176,594
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                      (43,069)
   Surrenders                                                (665)
                                                         --------
           Net proceeds from equity transactions          274,050
                                                         --------

NET INCREASE IN NET ASSETS                                261,244

NET ASSETS (Beginning of year)                                  0
                                                         --------
NET ASSETS (End of year)                                 $261,244
                                                         ========

The accompanying notes are an integral part of the financial statements.

                    CARILLON LIFE ACCOUNT
                NOTES TO FINANCIAL STATEMENTS
=============================================================
DECEMBER 31, 1996


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Life Account of The Union Central Life Insurance Company (the Life Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Life Account was established on July 10, 1995 under Ohio law and by resolution of the Board of Directors of The Union Central life Insurance Company (Union Central) and commenced operations on December 29, 1995. Carillon Account is comprised of ten subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance
Trust, or TCI Portfolios, Inc. (the "Funds").   The Funds are
no-load, diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable annuity contracts. Carillon Investments, Inc., a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central , serves as the distributor of variable annuity contracts issued by Carillon Fund, Inc. The shares of Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, and TCI Portfolios, Inc. are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark Inc. serves as distributor of variable life insurance policies and variable annuity contracts issued by
Scudder Variable Life Investment Fund;   MFS Fund Distributors,
Inc., a wholly-owned subsidiary of Massachusetts Financial Services Company serves as distributor of shares issued by the MFS Variable Insurance Trust. Twentieth Century Securities, Inc. a wholly-owned subsidiary of Twentieth Century Companies, Inc. serves as the distributor of variable life insurance contracts issued by TCI Portfolios, Inc.

The assets of the Life Account are segregated from the other assets of Union Central and the investment performance of the Account is independent of the investment performance of both Union Central's general assets and other separate accounts.

Investment valuation - Assets of the Life Account are invested in shares of the Funds at the net asset value of the Fund shares. Investments in Fund shares are subsequently valued at the net asset value of the Fund shares held.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of Fund shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Life Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Life Account. Investment income and realized capital gains and losses on assets of the Life Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.


NOTE 2 - INVESTMENT IN AFFILIATED & NON-AFFILIATED FUNDS

The subaccounts of the Life Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable
Insurance Trust, and TCI Portfolios, Inc.  as of December 31,
1996:

                                            Carillon Fund Inc.
                              ---------------------------------------------
                              Equity      Capital     Bond        S&P 500
                              Subaccount  Subaccount  Subaccount  Subaccount
                              ----------  ----------  ----------  ----------
Net asset value per share     $   19.45   $   14.95   $   10.91   $   12.13
Number of shares                 16,221       2,594       3,842      49,130


                                           Scudder Variable Life
                                              Investment Fund
                                   -------------------------------------
                                   Money       Capital
                                   Market      Growth      International
                                   Subaccount  Subaccount  Subaccount
                                   ----------  ----------  ----------
Net asset value per share          $    1.00   $   16.50   $   13.25
Number of shares                     222,740      11,645      15,510


                                        MFS Variable Insurance Trust
                                      --------------------------------
                                      Growth with Income   High Income
                                      Subaccount           Subaccount
                                      ----------           ----------
Net asset value per share             $   12.98            $   10.87
Number of shares                         11,265                3,721



                                               TCI Portfolio, Inc.
                                               -------------------
                                                     Growth
                                                   Subaccount
                                                   ----------
Net asset value per share                          $  10.24
Number of shares                                     25,590


NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of .75% of the net assets during the first ten policy years and .25% of net assets thereafter of the Life Account is determined daily. The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed by Union Central is that expenses incurred in assuming and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

   NOTE 4 - SELECTED PER UNIT DATA


The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31, of year except as noted.

                                                         1996
                                                         ----
CARILLON FUND, INC.

   EQUITY SUBACCOUNT
   Accumulation unit value                               $11.92

   Number of accumulation units outstanding,
   end of period                                         26,326.12


   CAPITAL SUBACCOUNT
   Accumulation unit value                               $11.11

   Number of accumulation units outstanding,
   end of period                                         3,475.76


   BOND SUBACCOUNT
   Accumulation unit value                               $10.61

   Number of accumulation units outstanding,
   end of period                                         3,914.14


   S&P 500 SUBACCOUNT
   Accumulation unit value                               $11.69

   Number of accumulation units outstanding,
   end of period                                         50,735.13


SCUDDER VARIABLE LIFE INVESTMENT FUND

   MONEY MARKET SUBACCOUNT
   Accumulation unit value                               $10.42

   Number of accumulation units outstanding,
   end of period                                         21,025.06


   CAPITAL GROWTH SUBACCOUNT
   Accumulation unit value                               $11.30

   Number of accumulation units outstanding,
   end of period                                         16,877.42


   INTERNATIONAL SUBACCOUNT
   Accumulation unit value                               $11.16

   Number of accumulation units outstanding,
   end of period                                         18,261.97


MFS VARIABLE INSURANCE TRUST

   GROWTH WITH INCOME SUBACCOUNT
   Accumulation unit value                               $11.52

   Number of accumulation units outstanding,
   end of period                                         12,377.12


   HIGH INCOME SUBACCOUNT
   Accumulation unit value                               $10.28

   Number of accumulation units outstanding,
   end of period                                         3,704.87


TCI PORTFOLIO, INC.

   GROWTH SUBACCOUNT
   Accumulation unit value                               $9.43

   Number of accumulation units outstanding,
   end of period                                         27,704.30


          Consolidated Financial Statements


       The Union Central Life Insurance Company

        Years ended December 31, 1996 and 1995
         with Report of Independent Auditors

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            CONSOLIDATED FINANCIAL STATEMENTS


          Years ended December 31, 1996 and 1995


                             CONTENTS
                                                      Page



Report of Independent Auditors..........................63

Consolidated Balance Sheets as of
December 31, 1996 and 1995..............................64

Consolidated Statements of Income for the years ended
December 31, 1996 and 1995..............................65

Consolidated Statements of Equity for the years ended
December 31, 1996 and 1995..............................66

Consolidated Statements of Cash Flows for the years
ended December 31, 1996 and 1995........................67

Notes to Consolidated Financial Statements..............68

(letterhead)
ERNST & YOUNG LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202
Phone: 513 621 6454

                     Report of Independent Auditors

To the Board of Directors
The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 1996, and 1995, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ ERNST & Young LLP


March 24, 1997

The Union Central Life Insurance Company and Subsidiaries
              Consolidated Balance Sheets
                    (in thousands)

                                                       December 31,
                                                 -----------------------
                                                    1996         1995
                                                 ----------   ----------
ASSETS
Investments:
  Fixed maturities available-for-sale
    at fair value (amortized cost:               $2,749,772   $2,817,219
    1996 - $2,727,178; and 1995 - $2,744,458)
  Equity securities available-for-sale
    at fair value
    (cost: 1996 - $54,504 and 1995 - $45,998)        61,458       51,824
  Cash and short-term investments                     1,040       11,438
  Other invested assets                              42,490       34,058
  Mortgage loans                                    663,351      591,978
  Real estate                                        58,601       61,196
  Policy loans                                      206,889      207,855
                                                 ----------   ----------
Total investments                                 3,783,601    3,775,568


Accrued investment income                            47,491       46,868
Deferred policy acquisition costs                   414,458      383,563
Property, plant and equipment, at cost,
 less accumulated depreciation
 (1996 - $55,798 and 1995 - $53,726)                 22,561       21,679
Federal income tax recoverable                        6,394        --
Other assets                                         89,251       79,141
Separate account assets                           1,000,469      729,792
                                                 ----------   ----------
   Total assets                                  $5,364,225   $5,036,611
                                                 ==========   ==========

LIABILITIES AND EQUITY
Policy liabilities:
   Future policy benefits                        $1,892,875   $1,861,520
   Deposit funds                                  1,568,566    1,595,829
   Policy and contract claims                        28,413       28,587
   Policyholders' dividends                          37,492       35,957
                                                 ----------   ----------
      Total policy liabilities                    3,527,346    3,521,893

Deferred revenue                                    130,176      134,464
Accrued commissions, expenses and taxes              16,373       24,461
Other liabilities                                    49,604       41,768
Deferred federal income taxes                        35,149       42,892
Federal income tax payable                            --             890
Surplus notes payable                                49,740        --
Separate account liabilities                      1,014,960      735,334
                                                 ----------   ----------
   Total liabilities                              4,823,348    4,501,702

MINORITY INTEREST IN SUBSIDIARY'S EQUITY             46,076       49,165

EQUITY
Policyholders' equity                               481,799      456,203
Unrealized gain on
  available-for-sale securities                      13,002       29,541
                                                 ----------   ----------
    Total equity                                    494,801      485,744
                                                 ----------   ----------
    Total liabilities and equity                 $5,364,225   $5,036,611
                                                 ==========   ==========

The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF INCOME
                       (in thousands)

                                               Year ended December 31
                                               ----------------------
                                                 1996         1995
                                                 ----         ----
REVENUE
   Insurance revenue:
      Traditional insurance premiums             $136,448     $133,068
      Universal life policy charges                77,149       69,088
      Annuities                                    34,740       35,128
   Net investment income                          296,912      290,548
   Net realized losses on investments             (19,113)      (7,147)
   Other                                            6,162        7,074
                                                 --------     --------
      Total revenue                               532,298      527,759

BENEFITS AND EXPENSES
   Benefits                                       184,368      170,208
   Increase in reserves for
      future policy benefits                        2,985       12,132
   Interest expense:
      Universal life                               50,461       47,683
      Investment products                          95,654      100,081
   Underwriting, acquisition
      and insurance expenses                      130,582      135,273
   Policyholders' dividends                        17,306       20,247
                                                 --------     --------

      Total benefits and expenses                 481,356      485,624

   Income before federal income taxes
      and minority interest in
      subsidiary (income) loss                     50,942       42,135
   Federal income tax expense                      22,642       14,347
                                                 --------     --------
   Income before minority interest in
       subsidiary (income) loss                    28,300       27,788
   Minority interest in
       subsidiary (income) loss                    (2,704)       1,458
                                                 --------     --------
   Net Income                                    $ 25,596     $ 29,246
                                                 ========     ========


The accompanying notes are an integral part of the financial statements.

       THE UNION CENTRAL LIFE INSURANCE COMPANY
          CONSOLIDATED STATEMENTS OF EQUITY
                     (in thousands)

                                        Unrealized
                                       Gain (Loss)
                                      on Available-
                       Policyholders'    for-Sale        Total
                          Equity        Securities      Equity
                       -------------  -------------    ---------
Balance at
December 31, 1994      $ 426,957        $(100,401)     $ 326,556

Net income                29,246            --            29,246
Net unrealized
 appreciation              --             129,942        129,942
                       ---------        ---------      ---------

Balance at
December 31, 1995        456,203           29,541        485,744
                       ---------        ---------      ---------

Net income                25,596            --            25,596
Net unrealized
 depreciation              --             (16,539)       (16,539)
                       ---------        ---------      ---------

Balance at
December 31, 1996      $ 481,799        $  13,002      $ 494,801
                       =========        =========      =========


The accompanying notes are an integral part of the financial statements.

  THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (in thousands)

                                               Year ended December 31
                                               ----------------------
                                                 1996         1995
OPERATING ACTIVITIES
Net income                                       $   25,596   $   29,246

Adjustments to net income not affecting cash:
 Interest credited to interest
   sensitive products                                95,654      100,081
 Interest credited to universal life policies        50,461       47,683
 Accrual of discounts on investments, net            (1,487)      (4,443)
 Net realized losses on investments                  19,113        7,147
 Depreciation                                         6,472        4,019
 Amortization of deferred policy
   acquisition costs                                 33,523       35,744
 Amortization of deferred revenue                    (6,476)      (8,974)
 Deferred federal income taxes (benefit)              4,134       (2,429)
Change in operating assets and liabilities:
 Accrued investment income                             (623)      (2,885)
 Policy cost deferred                               (40,471)     (41,246)
 Revenue deferred                                     2,188        4,656
 Policy liabilities                                 (72,417)     (41,922)
 Federal income tax recoverable (payable)               (54)         845
 Change in other liabilities                        (17,127)     (12,634)
 Other items, net                                    11,557        5,048
                                                 ----------   ----------
Cash Provided by Operating Activities               110,043      119,936
                                                 ----------   ----------
INVESTING ACTIVITIES
Costs of investments acquired                    (3,393,082)   2,879,846)
Proceeds from sale, maturity or repayment of
 investments                                      3,297,247    2,779,000
(Increase) decrease in policy loans                     966       (1,037)
Purchases of property and equipment, net             (6,986)      (4,249)
                                                 ----------   ----------
 Cash Used in Investing Activities                 (101,855)    (106,132)
                                                 ----------   ----------
FINANCING ACTIVITIES
Receipts from universal life and
  investment contracts                              534,974      514,772
Withdrawals from universal life and
  investment contracts                             (603,300)    (529,487)
Cash provided by issuance of surplus notes           49,740        --
                                                 ----------   ----------

 Cash Used by Financing Activities                  (18,586)     (14,715)
                                                 ----------   ----------
 Decrease in cash and short term investments        (10,398)        (911)
                                                 ----------   ----------
 Cash and short term investments
    at beginning of year                             11,438       12,349
                                                 ----------   ----------
 Cash and short term investments
    at end of year                               $    1,040   $   11,438
                                                 ==========   ==========
Supplemental disclosure of
  cash flow information:
Cash paid during the year
  for federal income taxes                          $27,905      $20,785



The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Organization

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and its subsidiaries: The Manhattan Life Insurance Company (Manhattan Life), a mixed charter life insurance company of which Union Central owns 73% of the outstanding guarantee capital shares, Carillon Advisers, Inc.
(CAI), a registered investment advisor company, wholly owned, Carillon Investments, Inc. (CII) a broker dealer, wholly owned, and Carillon Marketing Agency, Inc. (CMAI) an insurance agency, wholly owned. The consolidated entity will be referred to as "the Company". All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Carillon Fund, Inc., a variable products mutual fund consisting of four investment portfolios (equity, bond, asset allocation, and S&P 500 indexed); Carillon Investment Trust, a mutual fund; and Summit Investment Trust, a high-yield mutual fund. In addition, Carillon Advisors, Inc., owns 51% of First Summit Capital Management, a registered investment advisor.

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.

The Company is licensed to do business in all 50 states in the United States.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Accounting Changes

On November 15, 1995, the Financial Accounting Standards Board
(FASB) issued a Special Report "A Guide to Implemention of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities"(SFAS 115 Special Report). In accordance with provisions in the SFAS 115 Special Report, the Company reclassified all "Held-to-Maturity" securities to "Available-for-Sale." The adoption had an immaterial effect on the Company's equity.

In 1995, the Company adopted FASB Statement No. 114," Accounting by Creditors for Impairment of a Loan" as amended by FASB
Statement No. 118, "Accounting by Creditors for Impairment of a
Loan-Income Recognition and Disclosures." The effect of adoption was immaterial.

Investments

Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:


   * Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

   * Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

   *   Policy loans are reported at unpaid balances.

   *   Cash and short-term investments presented on the Balance
       Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses, net of related deferred policy acquisition cost amortization, on sales of investments, and declines in the value of investments judged to be other-than-temporary, are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses," and the effect of realized gains and losses on deferred policy acquisition cost amortization is restored or amortized and is netted against "Net realized losses on investments". Amortization of deferred policy acquisition costs totalled $33,523,000 and $35,774,000, net of the effect of realized losses on amortization of ($9,176,000) and ($5,180,000) for the years ended December 31, 1996 and 1995, respectively. Deferred policy acquisition costs for participating life and universal life business are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. These adjustments totalled $7,143,000, and $21,914,000 at 1996 and 1995, respectively.

Property, Plant and Equipment

Property, plant and equipment is valued at historical cost less accumulated depreciation in the Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; and such adjustments are included in current operations.

Dividends to Policyholders

Union Central's dividend liability is the amount estimated to have accrued to policyholders' as of each year end. Manhattan
Life's dividend liability is based on the dividend scale in effect at the time the policy was issued.

Separate Accounts

Separate Account assets and liabilities reported in the accompanying financial statements pertain to segregated funds which are administered for pension and other clients, including purchasers of Union Central's variable insurance and annuity contracts. Other than amounts derived from, or otherwise attributable to, the General Account (which amounts are included in surplus), assets of Separate Accounts are not available to fund the liabilities of the General Account. Separate Account assets include common stocks, long-term bonds, mortgages and short-term investments. Separate Account liabilities represent reserves established to meet withdrawal and future benefits payment contractual provisions. Union Central derives certain fees for maintaining and managing the Separate Accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular Separate Account.
Investment risk associated with market value changes are borne by the owner of the contract and not by Union Central.

Recognition of Premium Revenues and Related Costs

POLICY LIABILITIES, REVENUES, BENEFITS AND EXPENSES

Traditional Insurance Products
Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible and adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.25% to 5.50% for the years ended 1996 and 1995.

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed 30 years, using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are being amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserve for future policy benefits. The future investment yields are assumed to range from 7.36% to 8.62% for the years ended 1996 and 1995. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products

Interest sensitive products include universal life and single premium whole life products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.75% to 7.60% for the years ended 1996 and 1995.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years.

Group Products

Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.

The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that range from 2.00% to 6.00% for the years ended 1996 and 1995.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products

Pension products include deferred annuities, guaranteed investment contracts and payout annuities. Revenues for the deferred annuity products and guaranteed investment contracts consist of investment income on policy funds, asset charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity and guaranteed investment contracts products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due and expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts and guaranteed investment contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2.00% to 6.00% for the years ended 1996 and 1995.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Allocation of Manhattan Life's Income and Equity

Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve ((GCR) see Note 5 for further discussion) but before policyholder dividends. Manhattan Life's policyholders' and minority shareholders' share of profits/losses are included in minority interest in subsidiary's (income) loss in the Statements of Income. Manhattan Life's policyholders' and minority shareholders' equity is included in minority interest in subsidiary's equity in the Balance Sheets, and includes policyholders' and minority shareholders' share of Manhattan Life's change in unrealized gains or (losses) on available for sale securities. (See Note 5 for more in-depth discussion of Manhattan Life's corporate charter.)

Federal Income Taxes

The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

NOTE 2 - INVESTMENTS

Available-for-sale securities are summarized as follows:


                                   Cost or    Gross    Gross
                                 Amortized Unrealized Unrealized Fair
                                    Cost      Gains   (Losses)   Value
                                    ----      -----   --------   -----
                                                 (in thousands)

December 31, 1996:
-----------------
U.S. treasury securities
 and obligations of U.S.
 government corporations
 and agencies                      $   49,325 $   325  $   (189) $   49,461
Corporate securities and other      1,484,274   4,617    (9,385)  1,509,506
Mortgage-backed securities
and collateralized mortgage
obligations                         1,185,669  17,289   (20,409)  1,182,549
Debt securities issued by
foreign governments                     7,910     346      --        8,256
                                   ---------- -------  --------  ----------
   Subtotal                         2,727,178  52,577   (29,983)  2,749,772

Equity securities                      54,504   6,997       (43)     61,458
                                   ---------- -------  --------  ----------
   Total                           $2,781,682 $59,574  $(30,026) $2,811,230
                                   ========== =======  ========  ==========




                                   Cost or    Gross    Gross
                                 Amortized Unrealized Unrealized Fair
                                    Cost      Gains   (Losses)   Value
                                    ----      -----   --------   -----
                                                 (in thousands)

December 31, 1995:
-----------------
U.S. treasury securities
 and obligations of U.S.
 government corporations
 and agencies                      $   84,278 $  1,689 $  --     $   85,967
Corporate securities and other      1,290,356   77,993   (5,548)  1,362,801
Mortgage-backed securities
 and collateralized mortgage
 obligations                        1,364,415   30,116  (30,880)  1,363,651
Debt securities issued by
 foreign governments                    5,409       42     (651)      4,800
                                   ---------- -------- --------  ----------

   Subtotal                         2,744,458  109,840  (37,079)  2,817,219

Equity securities                      45,998    5,826    --         51,824
                                   ---------- -------- --------  ----------
   Total                           $2,790,456 $115,666 $(37,079) $2,869,043
                                   ========== ======== ========  ==========


Fixed maturity available-for-sale securities, at
December 31, 1996, are summarized by stated maturity as follows:

                                                 Amortized    Fair
                                                 Cost         Value
            (in thousands)
Due in one year or less                          $    4,859   $    4,923
Due after one year through five years               193,625      197,055
Due after five years through ten years              622,628      632,021
Due after ten years                                 227,356      228,858
                                                 ----------   ----------
      Subtotal                                    1,048,468    1,062,857

Mortgage-backed securities                        1,185,669    1,182,549
Other securities with multiple
 repayment dates                                    493,041      504,366
                                                 ----------   ----------

      Total                                      $2,727,178   $2,749,772
                                                 ==========   ==========

Significant components of the unrealized gain on available-for-sale securities included in equity on the accompanying
Balance Sheets are as follows:


                                               Year Ended December 31,
                                               ----------------------
                                                 1996         1995
                                                 ----         ----
                                                     (in thousands)
Gross unrealized gain on available-
 for-sale securities                             $   29,548   $   78,587
Amortization of deferred policy
 acquisition costs                                   (7,143)     (21,914)
Minority interests                                   (1,573)      (7,426)
Deferred taxes                                       (7,830)     (19,706)
                                                 ----------   ----------
Net unrealized gain on available-
for-sale securities                              $   13,002   $   29,541
                                                 ==========   ==========

See Note 10 for discussion of the methods and assumptions used by the Company in estimating the fair values of fixed maturity available-for-sale securities.

At December 31, 1996 and 1995, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB-" and higher on Standard and Poor's bond ratings) corporate bonds of $177,364,000 and $127,215,000. Those holdings amounted to 6.5% and 4.5%, respectively, of the Company's investments in bonds and 3.3% and 2.5%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:

                                              Year Ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Proceeds                                         $3,170,351   $2,679,377
Gross realized gains                                 28,154       33,705
Gross realized losses                                55,069       44,778


At December 31, 1996 and 1995, investments in bonds of $6,452,000 and $4,683,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company has no material off-balance sheet risk.

Mortgage loans are stated at their aggregate unpaid balances on the Balance Sheets, less unamortized discounts.
Activity in the allowance for mortgage loss is summarized as follows:

                                              Year Ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Balances at the beginning of the year            $   2,711    $   2,836
   Provisions (release of provisions)
     for potential mortgage loan loss                  263        1,875
   Losses charged against the mortgage
     loan loss reserve                                (750)      (2,000)
                                                 ---------    ---------
Balance at the end of the year                   $   2,224    $   2,711
                                                 =========    =========

The provision for mortgage losses has fluctuated between periods. The Company establishes the mortgage reserve based upon its continuing review of the mortgage portfolio and individual problem mortgages. The allowance for potential loan losses is affected to a significant degree by general economic conditions. While the Company believes it has provided adequate mortgage reserves, subsequent economic and market conditions may require establishing additional reserves.

The Company's mortgage portfolio is monitored closely through the review of loan and property information such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors such as geographic and property-type loan concentrations. This evaluation is part of the regular review to determine whether adjustments to the allowance for potential loan losses are warranted. Management believes the mortgage loss reserve is sufficient to provide for potential loan losses. However, management cannot predict with assurance where the economy is headed or how the mortgage and real estate portfolios would be affected by various economic circumstances.


A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $2,224,000 and $2,711,000 at December 31, 1996 and 1995, respectively) follows:

                                                   December 31, 1996
                                                 -----------------------
                                                 Principal    Percent of
Region                                           Balance      Principal
------                                           ---------    ----------
                                                     (in thousands)


   New England and Mid-Atlantic                  $  75,893     11.4%
   South Atlantic                                  109,859     16.5
   North Central                                   150,586     22.6
   South Central                                    70,968     10.7
   Mountain                                         93,394     14.0
   Pacific                                         164,875     24.8
                                                 ---------    ------
      Total                                      $ 665,575    100.0%
                                                 =========    ======
   Property Type

   Apartment and residential                     $ 106,099     15.9%
   Warehouses and industrial                       111,363     16.7
   Retail and shopping center                      225,105     33.8
   Offices                                         199,011     30.0
   Other                                            23,997      3.6
                                                 ---------    ------
      Total                                      $ 665,575    100.0%
                                                 =========    ======


                                                    December 31, 1995
                                                 -----------------------
                                                 Principal    Percent of
Region                                           Balance      Principal
------                                           ---------    ----------
                                                     (in thousands)

   New England and Mid-Atlantic                  $  89,760     15.1%
   South Atlantic                                   80,576     13.5
   North Central                                   141,540     23.8
   South Central                                    62,353     10.5
   Mountain                                         73,483     12.4
   Pacific                                         146,977     24.7
                                                 ---------    ------
      Total                                      $ 594,689    100.0%
                                                 =========    ======
   Property Type

   Apartment and residential                     $ 137,949     23.2%
   Warehouses and industrial                        94,864     16.0
   Retail and shopping center                      184,416     31.0
   Offices                                         172,314     29.0
   Other                                             5,146       .8
                                                 ---------    ------
      Total                                      $ 594,689    100.0%
                                                 =========    ======

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $17,383,000 at December 31, 1996 and 1995, and accumulated depreciation totalled $4,212,000 and $3,839,000 at December 31, 1996 and 1995, respectively. The net book value of foreclosed real estate was $45,430,000 and $47,652,000 at December 31, 1996 and 1995, respectively.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded as an asset and is recorded in "Other assets" in the Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances will be established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 1996 and 1995. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1996 and 1995 are summarized as follows:

                                         December 31, 1996
                               ------------------------------------------
                               Direct      Assumed  Ceded      Net
                               ------      -------  -----      ---
                                           (in thousands)

Life insurance in force        $29,748,174 $595,713 $4,177,415 $26,166,472
Premiums and other
  considerations:
 Traditional insurance
  premiums and universal life  $   231,158 $ 10,693 $   28,254 $   213,597
 Annuity                            34,740    --         --         34,740
                               ----------- -------- ---------- -----------
Total                          $   265,898 $ 10,693 $   28,254 $   248,337
                               =========== ======== ========== ===========

                                         December 31, 1995
                               ------------------------------------------
                               Direct      Assumed  Ceded      Net
                               ------      -------  -----      ---
                                           (in thousands)


Life insurance in force        $29,548,758 $667,125 $4,037,446 $26,178,437
                               =========== ======== ========== ===========
Premiums and other
  considerations:
 Traditional insurance
  premiums and universal life  $   216,126 $ 11,122 $   25,092 $   202,156
 Annuity                            35,128    --         --         35,128
                               ----------- -------- ---------- -----------
   Total                       $   251,254 $ 11,122 $   25,092 $   237,284
                               =========== ======== ========== ===========


Benefits paid or provided were reduced by $18,747,000 and $27,155,000 at December 31, 1996 and 1995, respectively, for estimated recoveries under reinsurance treaties.

Union Central had ceded 22.5% of a block of ordinary life insurance under a coinsurance/modified coinsurance agreement in 1988. The amount of life insurance in-force ceded under the agreement was $160,127,000 at December 31, 1995. This reinsurance agreement was terminated January 1, 1996. There was no effect on net income in 1996.

The Company, nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 4 - FEDERAL INCOME TAX
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows :

                                                    December 31,
                                                    ------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Deferred tax liabilities:
  Deferred policy acquisition costs              $ 146,947    $ 141,329
  Basis differences on bonds                         1,740          784
  Unrealized gains - SFAS 115                        7,830       19,706
  Other                                              2,647        2,745
                                                 ---------    ---------
         Total deferred tax liabilities            159,164      164,564
                                                 ---------    ---------
Deferred tax assets:
  Policyholder dividends                            11,100       11,994
  Future policy benefits                            76,471       74,240
  Premium - based DAC adjustment                    23,643       21,253
  Investment valuation reserves                      1,147        1,610
  Retirement plan accruals                           9,494        9,976
  Investment income differences                        273          479
  Basis differences on bonds and mortgages             266          266
  Other                                              1,621        1,854
                                                 ---------    ---------
    Total deferred tax assets                      124,015      121,672
                                                 ---------    ---------
    Net deferred tax liabilities                 $  35,149    $  42,892
                                                 =========    =========

Significant components of the provision for income taxes attributable to continuing operations are as follows:


                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
   Current                                       $  18,509    $  16,776
   Deferred                                          4,133       (2,429)
                                                 ---------    ---------
      Total                                      $  22,642    $  14,347
                                                 =========    =========


Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central and the small company deduction for life insurance companies that was available to Manhattan Life prior to completing the reverse stock split transaction described in Note 14.

Prior to 1984, a portion of Manhattan Life's income was not subject to income tax, but was accumulated for income tax purposes in a special memorandum tax account designated "policyholders' surplus account" (PSA). Under provisions of the Tax Reform Act of 1984, the PSA was frozen at its December 31, 1983 balance. The PSA will become subject to tax at current rates if these amounts are distributed or if the balance of the account exceeds certain limitations under the Internal Revenue Code. The balance in the PSA at December 31, 1996 was $1,348,000 and the maximum tax at current rates would be $472,000.

NOTE 5 - SHAREHOLDER DIVIDENDS AND RESTRICTION ON TRANSFER OF
FUNDS FROM SUBSIDIARY

As stated in Note 1, Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eight/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve (GCR) but before policyholder dividends.

In administering Manhattan Life's charter's profit-sharing provision, Manhattan Life and the New York Insurance Department (the Department) have deemed the shareholders' portion of Manhattan Life's profits to be equal to $1 for every $7 of policyholder dividends paid on traditional, participating contracts. Manhattan Life's charter provides for three types of shareholder distributions, including distribution based on profits:

   a) Interest at a specified rate on the par value of the guarantee capital shares issued and outstanding

        ($195,000 annually), which may be paid in any year dividends are distributed to policyholders and is not subject to prior regulatory approval,
   b) A distribution of the shareholders' portion of Manhattan Life's profits. Such amounts may, at the discretion of the Company's Board of Directors, be distributed as a stock dividend of additional guarantee capital shares, paid in cash subject to certain limits and prior regulatory approval, or reserved for the benefit of the shareholders in the GCR, and
   c) Interest, at the Company's portfolio earnings rate on invested assets, on the accumulated balance in the GCR.

Manhattan Life's cash distributions to shareholders are subject to prior approval by the Department. Further, Manhattan Life and the Department have agreed to the following guidelines under which shareholder distributions from the GCR would be permitted, subject to prior approval by the Department:

   If Manhattan Life's statutory-basis surplus is less than or equal to 9% of its statutory policy reserves, then principal and interest distributions are limited to the lesser of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year's increase in statutory surplus or,

   If its statutory-basis surplus exceeds 9% of statutory policy reserves, the principal and interest distributions are limited to the greater of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year increase in statutory surplus.

The foregoing limits are subject to adjustment, by the Department, for unusually large realized gains or the effects of surplus relief reinsurance transactions. Since Union Central plans to eliminate minority interests in the Manhattan Life's guarantee capital shares by using a reverse stock split to reduce all outstanding minority shares to fractional shares payable in cash, Manhattan Life made no cash dividend payments to its shareholders from principal or interest accumulated in the GCR for the year ended December 31, 1996. See Note 14 of Notes to the Consolidated Financial Statements for detailed discussion about the reverse stock split. Based on the formula described above, no shareholder dividends were made for the year ended December 31, 1995, as Manhattan Life recorded both a statutory loss before net realized gains and losses and a decrease in statutory surplus.

The GCR represents a restricted segment of statutory unassigned surplus, and as such, does not represent a commitment or liability to pay shareholder dividends. For financial statements prepared in accordance with generally accepted accounting principles, the GCR is included in shareholders' equity. The balance in the GCR of $16,127,000 and $14,910,000 and the Company's share of $11,740,000 and $10,854,000 is included in "Policyholders' equity" on the Balance Sheets at December 31, 1996 and 1995, respectively. The minority shareholders' share of the GCR is included in minority interest in the Balance Sheets. The ratio of Manhattan Life's surplus to its policy reserves was 7.59% and 7.70%, respectively. Interest added to the GCR amounted to $1,230,000 and $995,000, for the years ended December 31, 1996 and 1995, respectively.

The following table summarizes the allocation of the Manhattan
Life's net income between the shareholders and the policyholders:

                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Distributable income:
   Net income                                    $   1,832    $   1,446
   Policyholders' dividends and
      participation in operations                    4,222        3,157
   Less interest credited to GCR                    (1,230)        (995)
                                                 ---------    ---------
         Distributable income                    $   4,824    $   3,608
                                                 =========    =========
Shareholders' share of net income:
   1/8 of distributable income                   $     602          451
   Interest credited to GCR                          1,230          995
                                                 ---------    ---------
         Net income                              $   1,832    $   1,446
                                                 =========    =========
Union Central's share                            $   1,334    $   1,052
                                                 =========    =========
Other shareholders' share of distributable
 income (included in minority interest in
 subsidiary (income) loss in the Statements
 of Income)
                                                 $     498    $     394
                                                 =========    =========
Policyholders' 7/8th share of distributable
 income (included in minority interest in
 subsidiary (income) loss in the Statements
 of Income)                                      $   4,222    $   3,157
                                                 =========    =========


Manhattan Life is the only existing life insurance company domiciled in New York which has authorized and outstanding guarantee capital shares. Neither applicable New York state law nor Manhattan Life's charter contain express provisions establishing the extent of the interest of the holders of the guarantee capital shares in the statutory unassigned surplus (total surplus less guarantee capital shares and GCR) of Manhattan Life and there has never been a judicial determination of the extent of such interest. Further, the laws applicable to Manhattan Life do not provide for its voluntary liquidation or dissolution; the Company may only be liquidated under the supervision of the New York Superintendent of Insurance in the event of insolvency. In such a liquidation or dissolution, the entire assets of Manhattan Life would be used to satisfy claims of creditors and policyholders and there would be no statutory unassigned surplus for distribution to the holders of the guarantee capital shares. Accordingly, in the opinion of counsel to Manhattan Life, no unqualified legal opinion can be rendered as to the degree, if any, to which the holders of the guarantee capital shares would be entitled to participate in any current or liquidating distribution of unassigned surplus. However, in the view of such counsel, if there should occur a liquidation or other winding-up of Manhattan Life's business in which assets exceeded liabilities on policies and the claims of other creditors, or if there should occur a partial distribution of surplus in the absence of such a liquidation or winding-up, although there are reasonable arguments which could be made to the effect that the entire unassigned surplus would be distributable solely to the policyholders or solely to the shareholders, the more likely outcome if the question should be litigated is that it would be held that one-eighth of the unassigned surplus would be distributable to the shareholders and seven-eighths to the policyholders.


NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The leases for office space for Manhattan Life and various field agency offices vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $3,907,000 and $3,413,000 in 1996 and 1995, respectively. The Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases totalled $182,000 and $206,000 in 1996 and 1995, respectively.

At December 31, 1996, the future minimum lease payments for all noncancelable operating leases are as follows:

                                                 Year         Amount
                                                 ----         ------
                                                    (in thousands)

                                                 1997         $ 3,847
                                                 1998           3,047
                                                 1999           2,362
                                                 2000           2,057
                                                 2001           1,923
                                                 After 2001     2,621
                                                              -------
                                                 Total        $15,857
                                                              =======

The Company also has capital leases for office furniture.
Lease expense under these leases was $466,000 and $493,000 in 1996 and 1995, respectively.

At December 31, 1996 the future minimum lease payments for all noncancelable capital leases are as follows:

                                                 Year         Amount
                                                 ----         ------
                                                    (in thousands)

                                                 1997         $   470
                                                 1998             470
                                                 1999             470
                                                 2000             470
                                                 2001              39
                                                              -------
                                                 Total        $ 1,919
                                                              =======


Other Commitments

At December 31, 1996, the Company has outstanding agreements to fund 41 mortgages totalling $37,280,000 in early 1997. In addition, the Company has committed to invest $20,800,000 in limited partnerships during the years 1997 to 2000. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. There were no charges to income in 1996 or 1995. The estimated liability of $1,399,000 at December 31, 1996 was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations and is included in "Other liabilities" on the Balance Sheets.

NOTE 7 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central and Manhattan Life file statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of Ohio, Union Central's state of
domicile.   Manhattan Life's statutory - basis financial
statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of New York, Manhattan Life's state of domicile. Surplus as reflected in the statutory-basis financial statements are as follows:

                               Year ended December 31,
                               -----------------------
                                 1996          1995
                                 ----          ----
                                      (in thousands)
Capital and surplus
   Union Central                 $   277,202   $   201,493
                                 ===========   ===========
   Manhattan Life                $    28,211   $    28,770
                                 ===========   ===========

The National Association of Insurance Commissioners is currently in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. The project, expected to be completed in 1999 will likely change certain prescribed accounting practices, and may result in changes to the accounting practices the Company uses to prepare its statutory financial statements.


NOTE 8 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The contributions totalled $2,750,000 and $2,393,000 in 1996 and 1995, respectively. The Company's funding policy is to contribute an amount between the minimum required to meet ERISA funding standards and the maximum amount that can be deducted for federal income tax purposes.

Pension expense includes the following components:

                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Service cost-benefits earned during the year     $ 1,982      $ 1,913

Interest cost on projected benefit obligation      5,330        4,453
Actual return on plan assets                      (4,786)      (4,286)
Net amortization and deferral                        625          639
                                                 -------      -------
Net pension expense included in "Underwriting,
 acquisition, and insurance expenses"
 at end of year                                  $ 3,151      $ 2,719
                                                 =======      =======

The following table setting forth the Plans' funded status and the pension liability included in "Other liabilities" in the Company's Balance Sheets is based on the latest actuarial report available, which is as of October 1, 1996 and 1995.

Union Central
                                                   December 31,
                                                   ------------
                                                 1996         1995
                                                 ----         ----
                                                  (in thousands)
Actuarial present value
 of benefit obligations:
   Accumulated benefit obligation,
   including vested benefits of
   $43,920 and $34,444 for 1996
   and 1995 respectively                         $ 50,954     $ 39,714
                                                 ========     ========
Projected benefit obligation                     $ 60,216     $ 47,122
   Plan assets at fair value                       41,912       38,062
                                                 --------     --------
   Projected benefit obligation
      higher than plan assets                      18,304        9,060

Unrecognized net gain                             (16,184)      (7,718)
Unrecognized net obligation being
 recognized over 15 years                             409          450
Adjustment required to recognize
 minimum liability                                  6,514          348
                                                 --------     --------
Pension liability included in
 "Other liabilities" at end of year              $  9,043     $  2,140
                                                 ========     ========

Manhattan Life

                                                   December 31,
                                                   ------------
                                                 1996         1995
                                                 ----         ----
                                                  (in thousands)


Actuarial present value
 of benefit obligations:
   Accumulated benefit obligation,
     including vested benefits of
     $17,674 and $16,084 for 1996
     and 1995 respectively                       $ 17,886     $ 16,173
                                                 ========     ========

   Projected benefit obligation                   $ 19,840     $ 18,239
   Plan assets at fair value                       16,865       16,616
                                                 --------     --------
   Projected benefit obligation
     higher than plan assets                        2,975        1,623
Unrecognized net (gain) loss                       (1,344)         249
Prior service cost not yet recognized
  in net periodic pension cost                        (11)         (14)
Unrecognized net obligation being
  recognized over 15 years                           (325)        (371)
Adjustment required to recognize
  minimum liability                                   135           60
                                                 --------     --------
Pension liability included in
  "Other liabilities" at end of year             $  1,430     $  1,547
                                                 ========     ========

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.

Union Central
                                                     December 31,
                                                     ------------
                                                   1996        1995
                                                   ----        ----
                                                    (in thousands)

Assumptions used to determine
the status of the plans were:
 Discount rate    7.25%   8.50%
 Rate of increase in future compensation levels    4.25%       5.00%
 Expected long-term rate of return on assets       8.50%       8.50%


Manhattan Life
                                                     December 31,
                                                     ------------
                                                   1996        1995
                                                   ----        ----
                                                    (in thousands)
Assumptions used to determine
the status of the plans were:
 Discount rate    7.25%   8.00%
 Rate of increase in future compensation levels    4.25%        5.00%
 Expected long-term rate of return on assets       8.50%        8.00%


Plan assets are primarily composed of mutual funds, unallocated insurance funds, and guaranteed interest contracts. At December 31, 1996 and 1995, Union Central's and Manhattan Life's pension plans invested $37,261,000 and $32,460,000, respectively, in affiliated mutual funds.

The Company has contributory savings plans for employees meeting certain service requirements which qualifies under Section 401(k) of the Internal Revenue Code. These plans allows eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The Company's matching contributions to these Plans were $1,199,000 and $1,206,000 for 1996 and 1995, respectively. The value of the Plans' assets were $43,905,000 and $37,401,000 at December 31, 1996 and 1995, respectively. The assets are held in the Company's deposit fund, in guaranteed interest contracts, or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 1996 and 1995, $17,436,000 and $14,718,000,
respectively, was invested in affiliated mutual funds.

NOTE 9 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. The plans provide postretirement medical and life benefits to full time employees who have worked 15 years and attained age 55 while in service with the Company. The plans are contributory and contains other cost-sharing features such as deductibles and coinsurance. The accounting of the plans anticipates future cost-sharing changes which are consistent with the Company's expressed intent to require current and future retirees to pay the cost of medical, prescription drug and dental benefits in excess of 175 percent of the costs incurred by the Company to provide such benefits in 1993.

The accumulated postretirement benefit obligation ("APBO") at December 31, 1996, and 1995 totalled $19,294,000 and $19,027,000, respectively.
The following table presents the plan's funded status reconciled with amounts recognized in the Company's Balance Sheets:


                                                   December 31,
                                                   ------------
                                                  1996         1995
                                                  ----         ----
                                                  (in thousands)
Plan Assets:                                      $ 6,934      $ 6,052
Accumulated postretirement benefit obligation:
   Retirees                                        12,610       12,298
   Fully eligible active plan participants          2,541        3,353

Other active plan participants                      4,143        3,376
                                                  -------      -------
   Accumulated postretirement benefit
     obligation in excess of plan assets           12,360       12,975
   Unrecognized net gain from past experience      (4,172)      (3,213)
                                                  -------      -------
   Accrued postretirement benefit cost included
     in "Other liabilities" at end of year        $16,532      $16,188
                                                  =======      =======



Net periodic postretirement benefit cost included the following components:

                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)

   Service cost                                  $   393      $   321
   Interest cost                                   1,375        1,393
   Expected return on assets                      (1,279)        (331)
   Net amortization and deferral                     738         (232)
                                                 -------      -------
    Net periodic postretirement benefit cost
    included in "Underwriting, acquisition,
    and insurance expenses" at end of year       $ 1,227      $ 1,151
                                                 =======      =======

The plan assets are invested in Carillon Capital Fund, an affiliated mutual fund.

The health care cost trend rate assumption has an insignificant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1996 by $124,000 and the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost by $6,000 and less than $1,000, respectively.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.50% at December 31, 1996 and 1995, respectively.

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

   Investment securities: Fair values for bonds and preferred stock are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities" on the Balance Sheets.

   Mortgage loans: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates.
   Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

   Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the balance sheets.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying amounts and fair values of the Company's mortgage loans and liabilities for instrument type contracts are summarized as follows:

                              December 31, 1996      December 31, 1995
                              -----------------      -----------------
                              Carrying    Fair        Carrying    Fair
                              Amount      Value       Amount      Value
                              ------      -----       ------      -----
                                           (in thousands)

Mortgage loans                $  663,351  $  702,843  $  591,978  $  625,492


The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:

                              December 31, 1996      December 31, 1995
                              -----------------      -----------------
                              Carrying    Fair        Carrying    Fair
                              Amount      Value       Amount      Value
                              ------      -----       ------      -----
                                           (in thousands)
Group annuities               $  871,481  $  867,562  $  923,583  $  927,544
S.P.D.A.*                        359,469     355,074     346,230     340,848
S.P.I.A.**                        28,910      31,557      32,222      36,169
Variable annuities               167,336     165,103     166,485     164,267
Supplementary contracts           58,989      59,330      61,062      60,942
Traditional annuities             20,414      20,636      14,970      15,002
Guaranteed interest contracts     17,138      17,120      18,154      18,201
Other                              5,989       5,989       6,039       6,039
                              ----------  ----------  ----------  ----------
Total                         $1,529,726  $1,522,371  $1,568,745  $1,569,012
                              ==========  ==========  ==========  ==========

   *   Single premium deferred annuities
   **   Single premium immediate annuities

The Company's other insurance contracts are excluded from Statement of Financial Accounting Standard (SFAS-107), "Disclosures about Fair Value of Financial Instruments", disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.


NOTE 12 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                                   December 31,
                                                   ------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)

   Balance as of January 1                       $132,670     $122,343

   Incurred related to:
      Current year                                143,216      140,333
      Prior years                                   7,237        5,878
                                                 --------     --------
   Total incurred                                 150,453      146,211

   Paid related to :
      Current year                                103,245       98,019
      Prior years                                  38,370       37,865
                                                 --------     --------
   Total paid                                     141,615      135,884
                                                 --------     --------
   Balance as of December 31                     $141,508     $132,670
                                                 ========     ========

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses, increased by $7,237,000 and $5,989,000 in 1996 and 1995 due to lower than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $1,287,000 and $2,713,000 at 1996 and 1995, respectively.


NOTE 13 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). These Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes will pay interest semi-annually on May 1 and November 1. Interest expense of $637,000 was accrued as of December 31, 1996, and is recorded in "Other liabilities" in the Balance Sheets. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Balance Sheets, and will be amortized to expense over the life of the Notes.


NOTE 14 - SUBSEQUENT EVENTS

At December 31, 1996 and 1995, Union Central owned approximately 73% of Manhattan Life's guarantee capital shares. On January 28, 1997, the guarantee capital shareholders constituting at least two-thirds of the outstanding guarantee capital shares of Manhattan Life (including the shares owned by Union Central) approved Union Central's plan to eliminate the minority interests in Manhattan Life's guarantee capital shares by effecting a reverse stock split (the "Plan") that had previously been approved by the New York Insurance Department. Under the Plan, each holder of guarantee capital shares received a cash payment in lieu of the issuance of any resulting fractional guarantee capital shares, with the Company becoming sole remaining holder of Manhattan Life's guarantee capital shares. The cost of redeeming the fractional shares, approximately $6,800,000, was funded by Manhattan Life; however, as part of the Plan, Union Central made a cash contribution of approximately $1,800,000 to Manhattan Life's guarantee capital share account.

           APPENDIX A

TABLE OF APPLICABLE PERCENTAGES

Attained
Age            Percentage
----           ----------
0-40           250%
41             243%
42             236%
43             229%
44             222%
45             215%
46             209%
47             203%
48             197%
49             191%
50             185%
51             178%
52             171%
53             164%
54             157%
55             150%
56             146%
57             142%
58             138%
59             134%
60             130%
61             128%
62             126%
63             124%
64             122%
65             120%
66             119%
67             118%
68             117%
69             116%
70             115%
71             113%
72             111%
73             109%
74             107%
75-90          105%
91             104%
92             103%
93             102%
94             101%
95+            100%



             PART II - OTHER INFORMATION

             UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                  RULE 484 UNDERTAKING

Reference is made to the Amended Articles of Incorporation and Code of Regulations of The Union Central Life Insurance Company (the "Code of Regulations"), filed as an exhibit to this Registration Statement. Specifically, Article VII of the Code of Regulations provides that Depositor shall, to the full extent permitted by the General Corporation Law of Ohio, indemnify any person who is or was a director or officer of the Depositor and whom it may indemnify pursuant thereto. The Depositor may, within the sole discretion of its Board of Directors, indemnify in whole or in part any other person whom it may indemnify pursuant thereto.

Section 1701.13 of the Ohio General Corporation Law provides as follows:

       (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful.
The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of it self, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgement in its favor, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

          (a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

          (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

    (3) To the extent that a director, trustee, officer, employee, member, manager, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in division (E)(1) or (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

    (4) Any indemnification under division (E)(1) or (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of the director, trustee, officer, employee, member, manager, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in division (E)(1) or (2) of this section. Such determination shall be made as follows:

          (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with the action, suit, or proceeding referred to in division (E)(1) or (2) of this section;

          (b)  If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation or any person to be indemnified within the past five years;

          (c)  By the shareholders;

          (d) By the court of common pleas or the court in which the action, suit, or proceeding referred to in division (E)(1) or (2) of this section was brought.

               Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and, within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

    (5) (a) Unless at the time of a director's act or omission that is the subject of an action, suit, or proceeding referred to in division (E)(1) or (2) of this section, the articles or the regulations of a corporation state, by specific reference to this division, that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in division (E)(1) or
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

          (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

          (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

          (b) Expenses, including attorney's fees, incurred by a director, trustee, officer, employee, member, manager, or agent in defending any action, suit, or proceeding referred to in division
(E)(1) or (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding, as authorized by the directors in the specific case, upon the receipt of an undertaking by or on behalf of the director, trustee, officer, employee, member, manager, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the corporation.

    (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles, the regulations, any agreement, a vote of shareholders or disinterested directors, or otherwise, both as to action in their official capacities and as to action in another capacity while holding their offices or positions, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, member, manager or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     (7) A corporation may purchase and maintain insurance or furnish similar protection, including, but not limited to, trust funds, letters of credit, or self-insurance, on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has financial interest.

     (8) The authority of a corporation to indemnify persons pursuant to division (E)(1) or (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and
(7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to division (E)(5), (6), or (7).

     (9) As used in division (E) of this section, "corporation" includes all constituent entities in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, trustee, member, manager, or agent of such a constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         REPRESENTATIONS PURSUANT TO SECTION 26(e)

The Union Central Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Union Central Life
Insurance Company.

                  CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

The facing sheet.

A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

The prospectus consisting of ___ pages.

The Undertaking to File Reports.

The Rule 484 Undertaking.

The signatures.

Written consents of the following persons:

Kristal E. Hambrick, FSA, MAAA
Sutherland, Asbill & Brennan, L.L.P.
Ernst & Young LLP

The following exhibits:

1.A. (1)  Resolutions Establishing Carillon Life Account *

     (2)  None

     (3) (a) Underwriting Agreement****

         (b) Form of Selling Agreement***

         (c) Sales Representatives Agent Agreement
             (Including Compensation Schedule)****

     (4)      None

     (5) (a)  Specimen of Policy***

         (b)  Riders and Endorsements **

     (6)  Amended Articles of Incorporation and Code of
          Regulations of The Union Central Life Insurance
          Company *

     (7)  None

     (8)  None

     (9) (a)  Participation Agreement - Scudder Variable Life
              Investment Fund***

         (b)  Participation Agreement - TCI Portfolios, Inc.***

         (c)      Participation Agreement - MFS Variable Insurance
Trust***

    (10)  Form of Application for Policy *

2.        See Exhibit 3.(i)

3.(i) Opinion and Consent of John F. Labmeier, Esq., As to the Legality of the Securities Being Registered***

  (ii)    Opinion and Consent of Kristal E. Hambrick, FSA, MAAA,
          As to Actuarial Matters Pertaining to the Securities
          Being Registered

4.        None

5.        Inapplicable

6.        Consent of Sutherland, Asbill & Brennan LLP

7.        Powers of Attorney *****

8.        Notice of Withdrawal Right for Policies***

9.        Consent of Ernst & Young LLP

10. Memorandum describing Certain Procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii)***





* Incorporated by reference to the Registrant's initial registration statement on Form S-6 (File No. 33-94858), filed July 21, 1995.

** Incorporated by reference to the Registrant's initial registration statement on Form S-6 (File No. 33-94858), filed July 21, 1995, and to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form S-6 (File No. 33-94858), filed November 30, 1995.

*** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form S-6 (file No. 33-94858), filed November 30, 1995.

****  Incorporated by reference to Post-Effective Amendment No. 1 to
the Registrant's   registration statement on Form S-6
(file No. 33-94858), filed April 30, 1996.

*****  In addition to the exhibit item filed herewith, additional
items are incorporated by   reference to the Registrant's initial
registration statement on Form S-6 (File No. 33- 94858), filed July 21, 1995, and to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form S-6 (File No. 33-94858), filed November 30, 1995.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Carillon Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and the State of Ohio, on the 28th day of April, 1997.

                                 CARILLON LIFE ACCOUNT
                                      (Registrant)

                     THE UNION CENTRAL LIFE INSURANCE COMPANY
                                        (Depositor)



ATTEST: /s/ John F. Labmeier By: /s/ Larry R. Pike
                                     Larry R. Pike
                                   Chairman, President and
                                   Chief Executive Officer
                       The Union Central Life Insurance Company


 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                         Date
/s/ Larry R. Pike                   Chairman, President and
Larry R. Pike                       Chief Executive Officer
                                    (Principal Executive Officer) 4-28-97

/s/ Stephen R. Hatcher              Executive Vice President
Stephen R. Hatcher                  and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)           4-28-97

*/s/ Phillip G. Barach              Director                      4-28-97
Philip G. Barach


*/s/ V. Anderson Coombe             Director                      4-28-97
V. Anderson Coombe

*/s/ William A. Friedlander         Director                      4-28-97
William A. Friedlander

*/s/ William G. Kagler              Director                      4-28-97
William G. Kagler

*/s/ Lawrence A. Leser              Director                      4-28-97
Lawrence A. Leser

*/s/ Francis V. Mastrianna, Ph.D.   Director                      4-28-97
Francis V. Mastrianna, Ph.D.

*/s/ Mary D. Nelson                 Director                      4-28-97
Mary D. Nelson, FSA

*/s/ Paul G. Pearson, Ph.D.         Director                      4-28-97
Paul G. Pearson, Ph.D.

*/s/ Thomas E. Petry                Director                      4-28-97
Thomas E. Petry

*/Myrtis H. Powell, Ph.D.           Director                      4-28-97
Myrtis H. Powell, Ph.D.

*/s/ Dudley S. Taft                 Director                      4-28-97
Dudley S. Taft

*/s/ John M. Tew, Jr., M.D.         Director                      4-28-97
John M. Tew, Jr., M.D.


* By /s/ John F. Labmeier, pursuant to Power of Attorney previously filed, except for Myrtis H. Powell, Ph.D., which is filed herewith.

                  EXHIBIT INDEX


Exhibit 3.(ii)  Opinion and Consent of Kristal E. Hambrick,
                FSA, MAAA, As to Actuarial Matters Pertaining to the Securities Being Registered

Exhibit 6    Consent of Sutherland, Asbill & Brennan, L.L.P.

Exhibit 7    Power of Attorney for Myrtis H. Powell, Ph.D.

Exhibit 9    Consent of Independent Auditors